Exhibit 10.1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER 17 C.F.R. SECTIONS 24b-2, 200.80(B)(4) AND 230.406.

SUPPLY AGREEMENT

by and between

SYNTHES USA SALES, LLC

and

KNC NOR ACQUISITION SUB, INC.

Dated as of May 24, 2011

TABLE OF CONTENTS

Page

1. DEFINITIONS	4

2. MANUFACTURING AND SALE	6
2.1. Exclusivity Requirements	6
2.2. Products	6
2.3. Forecasts	6
2.4. Per-Order Minimums	6
2.5. Manufacturing	7
2.6. Transfer Price; Terms	8
2.7. Reserve Inventory	9
2.8. Manufacturing Right	9

3. OWNERSHIP OF INTELLECTUAL PROPERTY	10

4. LICENSE GRANTS AND GRANT CONSIDERATION	10
4.1. By KNC	10
4.2. By Synthes	10
4.3. No Other Rights	11
4.4. Term Of Licenses	11

5. CLINICAL DEVELOPMENT, MARKETING AND REGULATORY MATTERS	11
5.1. General Responsibility	11
5.2. Regulatory Approvals	11
5.3. MDR and Complaints	11
5.4. Removals and Corrections (Recalls)	12

6. INFRINGEMENT ACTIONS	12
6.1. Infringement Notification	12
6.2. Infringement Defense	13
6.3. Third Party Infringement	13

7. CONFIDENTIAL INFORMATION	13
7.1. Confidential Information	13
7.2. Permitted Disclosures	14

8. INDEMNIFICATION	14
8.1. KNC Indemnified Parties	14
8.2. Synthes Indemnified Parties	15
8.3. Indemnification Procedures	15

9. TERM AND TERMINATION	16
9.1. Term	16
9.2. Termination	16

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9.3. Survival	17

10. REPRESENTATIONS AND WARRANTIES	17
10.1. Representations and Warranties of Each Party	17
10.2. Representations and Warranties of KNC	18
10.3. Representations and Warranties of Synthes	18
10.4. No Additional Warranties	18

11. MISCELLANEOUS	18
11.1. Relationship of Parties	18
11.2. Public Announcements	18
11.3. Entire Agreement	19
11.4. Further Actions	19
11.5. Waiver	19
11.6. Severability	19
11.7. Headings	19
11.8. Execution in Counterparts	19
11.9. Amendments	19
11.10. Assignment	19
11.11. Notices	20
11.12. Force Majeure	20
11.13. Limitation of Liability	21
11.14. Dispute Resolution	21
11.15. No Third Party Rights	21
11.16. Change of Control	21

iii

SUPPLY AGREEMENT

This Supply Agreement (this “Agreement”), dated as of May 24, 2011 (“Effective Date”), is made and entered into by and between Synthes USA Sales, LLC, having its principal place of business at 1302 Wrights Lane East, West Chester, Pennsylvania 19380 (“Synthes”), and KNC NOR Acquisition Sub, Inc. (“KNC” or “Supplier”), a subsidiary of Kensey Nash Corporation, having its principal place of business at 735 Pennsylvania Drive, Exton, PA 19341.

Background

WHEREAS, Synthes has developed certain products as more specifically set forth in Exhibit 1.7, and as further defined below; and

WHEREAS, KNC and Norian Corporation (an Affiliate of Synthes) have entered into an Asset Purchase Agreement dated May 24, 2011 (the “Purchase Agreement”) and one of the conditions to closing under that Purchase Agreement (“Closing”) is that Synthes and Supplier shall execute and deliver this Agreement; and

WHEREAS, following the Closing, KNC has agreed to manufacture and sell the Exclusive Products exclusively to Synthes and Synthes has agreed to purchase all of its requirements of Products from Supplier, all on the terms set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1. DEFINITIONS

1.1. “Additional Products” shall mean all Products other than any Initial Products.

1.2. “Affiliate” shall mean with respect to any party, any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such party. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract, or otherwise.

1.3. “Binding Forecast” shall have the meaning set forth in Section 2.3.

1.4. “Confidential Information” shall have the meaning set forth in Section 7.

1.5. “Conveyed Patents” shall mean those Norian-owned patents conveyed to KNC by Synthes under the Purchase Agreement.

1.6. “Cost” for a Product shall mean costs for materials and manufacturing, excluding SG&A, determined in accordance with U.S. GAAP.

1.7. “Exclusive Product” shall mean each product set forth in Exhibit 1.7, which may be amended as the parties agree.

1.8. “FDA” shall mean the United States Food and Drug Administration.

1.9. “Forecast” shall have the meaning set forth in Section 2.3.

1.10. “Future Synthes Affiliate” means any person or entity who, as of the date hereof, is not an Affiliate of Synthes but who, during the Term, becomes an Affiliate of Synthes as a result of the acquisition of more than 50% of the stock of Synthes or any Affiliate of Synthes (including, without limitation, by way of a merger, exchange, tender offer or any other type of business combination) or substantially all of the assets of Synthes or any Affiliate of Synthes.

1.11. “Initial Forecast” shall mean the forecast for the initial year of the Agreement, as set forth on Exhibit 1.11.

1.12. “Initial Products” shall mean all Products set forth on Exhibit 2.6.1(a)-1.

1.13. “Intellectual Property” shall mean any and all patents, inventions, copyrights, trademarks, trade secrets, know-how, and any other proprietary or confidential information.

1.14. “KNC Intellectual Property” shall mean all Intellectual Property invented, conceived, developed and/or reduced to practice by KNC’s employee(s), consultant(s) or other agent(s), solely or jointly with a third party who is not a party to this Agreement, or acquired by KNC (including the Intellectual Property acquired by KNC in connection with the transactions contemplated by the Purchase Agreement), which directly and substantially relates to a Product.

1.15. “Law” shall mean any United States or non-United States federal, national, supranational, state, provincial, local or similar law, ordinance, regulation, rule, code, order, or requirement.

1.16. “Manufacturing Right” shall have the meaning set forth in Section 2.8.3.

1.17. “Product” shall mean all Exclusive Products and Related Products.

1.18. “Related Product” shall mean any product, including any line extension or improvement to a Product, that (a) is covered by (i) Synthes Intellectual Property that is related to an Exclusive Product, or (ii) the Conveyed Patents, (b) is used for the same indication as the Exclusive Product, and (c) utilizes substantially similar raw materials and manufacturing process as an Exclusive Product. Notwithstanding the foregoing, any product that would otherwise be deemed a Related Product due to clauses (a)(ii), (b) and (c) above, but that does not compete with any other Product, shall not be deemed a Related Product.

1.19. “Revenue” shall mean all revenue received, minus all taxes (other than income taxes) paid, freight charges paid, discounts (other than pursuant to Section 2.6.1(b) below) given, Product returns and other allowances made in connection with such revenue, in each case as calculated in accordance with GAAP and consistent with the past practices of KNC.

1.20. “Saleable Products” shall mean finished, packaged and sterilized Product meeting all Specifications and complying with all applicable FDA and Medical Device Directive requirements.

1.21. “Specifications” shall mean specifications for the Products delivered by Synthes to KNC via electronic transmission at 10:53 a.m. Eastern time on April 27, 2011, which may be amended as the parties agree.

1.22. “Supply Minimum” shall mean KNC’s failure to supply Saleable Products in an amount of at least seventy-five percent (75%) of the aggregate Binding Forecasts for Saleable Products for any six (6) consecutive month period.

1.23. “Synthes Intellectual Property” shall mean all Intellectual Property invented, conceived, developed and/or reduced to practice by Synthes or any Affiliate of Synthes (other than a Future Synthes Affiliate), or any employee(s), consultant(s) or other agent(s) of Synthes or any Affiliate of Synthes (other than a Future Synthes Affiliate), solely or jointly with a third party who is not a party to this Agreement, or acquired by (including any license or sublicense from a third party) Synthes or any Affiliate of Synthes (other than a Future Synthes Affiliate), which directly and substantially relates to a Product or the manufacture of a Product, but excluding any Intellectual Property acquired by KNC in connection with the transactions contemplated by the Purchase Agreement; provided that, in the event that Intellectual Property necessary to manufacture a Product is invented, conceived, developed and/or reduced to practice by a Future Synthes Affiliate with the intent, in whole or in part, of such Intellectual Property not being deemed Synthes Intellectual Property, then such Intellectual Property shall be deemed Synthes Intellectual Property.

1.24. “Term” shall have the meaning set forth in Section 9.1.

1.25. “Transfer Price” shall have the meaning set forth in Section 2.6.1.

2. MANUFACTURING AND SALE

2.1. Exclusivity and Non-Compete Requirements.

2.1.1. During the Term, Synthes agrees to purchase from KNC, and KNC agrees to deliver to Synthes, all of Synthes’ and its Affiliates’ requirements for the Products, all in accordance with the terms and conditions of this Agreement. During the Term, Synthes shall use commercially reasonable efforts to market, sell and distribute the Products. KNC shall not manufacture, sell or transfer the Products to any party other than Synthes or as Synthes directs. With respect to each of the Conveyed Patents, KNC agrees, on behalf of itself and all persons who may subsequently acquire any rights in and to or under the Conveyed Patents, other than Synthes or any Affiliate of Synthes, that from the Effective Date, and until the earlier of the expiration of such patent or the termination of this Agreement by KNC as a result of the occurrence of any event set forth in Section 9.2.1, it shall not practice or otherwise use such Conveyed Patent to develop, have developed, make, have made, manufacture, have manufactured, commercialize, or have commercialized any product that competes with a Product.

2.1.2. Notwithstanding anything to the contrary set forth in this Agreement, the parties acknowledge that KNC manufactures, sells and transfers products that incorporate the KNC Intellectual Property to companies that manufacture and/or develop products that may compete with the Products (collectively, “KNC Additional Business”). Subject to the limitations on use of the Synthes Intellectual Property set forth in Section 4.2, nothing in this Agreement shall preclude or otherwise limit KNC from engaging in KNC Additional Business.

2.2. Products.

The Exclusive Products will be initially those products identified on Exhibit 1.7. Exclusive Products may be added to Exhibit 1.7 as mutually agreed to by the parties.

2.3. Forecasts.

Synthes shall provide to KNC each month a rolling forecast of its requirements for Saleable Products, sales samples, training materials, and demonstration materials for the following twelve (12) months (the “Forecasts”). The Forecast for the first three months shall be binding (a “Binding Forecast”), and the Forecast for the remaining nine months shall be a nonbinding estimate. Following the initial Forecast, KNC shall have no obligation to fulfill an increase in quantity of Products of more than ten percent (10%) over the forecast quantity for the immediately preceding month.

2.4. Per-Order Minimums.

Consistent with Synthes’ current practice with respect to the manufacture of Products, each purchase order provided by Synthes to KNC for a Product which has an intermediate product shall be for a quantity which permits the manufacture of not less than 150-300 units of intermediate product by unit size. Minimum orders for a Product without an intermediate product shall be based on historical practices. KNC may, but shall have no obligation to, fulfill an order that does not meet the foregoing minimum order requirement. KNC shall promptly notify Synthes if KNC rejects an order for failing to meet the minimum order requirement.

2.5. Manufacturing.

2.5.1. KNC shall manufacture Products hereunder in conformance with the Specifications and with industry-standard good manufacturing practices and quality management procedures. Synthes shall have the right to reject any Products or other items which do not conform to such Specifications; provided, however, KNC shall have a reasonable time to cure any such deficiency which it may confirm. In order to reject a shipment or portion thereof, Synthes must give KNC, within sixty (60) days of receipt of shipment, a reasonably detailed written statement of its reasons for rejection and, if available, Product samples demonstrating the purported nonconformance and requesting that KNC either remedy or provide a reasonable plan to promptly remedy such nonconformance. If no such statement is received by KNC then Synthes shall be deemed to have accepted the shipment of Product. In the event of timely rejection by Synthes, KNC shall, within five (5) business days after receipt thereof, notify Synthes whether it accepts Synthes’ notice of nonconformity or it shall be deemed to accept such notice. However:

2.5.2. If KNC disagrees with any purported nonconformity claimed by Synthes, then both parties agree to cooperate in good faith and make every reasonable effort to resolve the disagreement. If KNC confirms Synthes’ rejection, KNC shall, at its sole expense and option, and in a reasonably prompt manner, either replace returned nonconforming Product with conforming Product or refund to Synthes the Transfer Price paid with respect thereto, if any; and

2.5.3. Product shall be returned to KNC in a manner and to the destination prescribed by KNC. KNC shall provide written instructions for disposition of rejected Product and cover all associated disposal or return shipping costs within thirty (30) days of Synthes’ request for such instructions.

2.5.4. If the parties hereto fail to agree as to whether a delivered quantity of Product meets its agreed Specifications, then the parties shall cooperate to have the Product in dispute analyzed by a qualified independent testing laboratory jointly selected by KNC and Synthes. The following provisions shall apply with respect to the results indicated by such independent laboratory:

a. If the Product is determined to have met its Specifications, then Synthes shall bear the costs of the independent laboratory testing and shall accept the shipment of such Product and promptly pay for such Product if not yet paid; or

b. If the Product is determined not to meet its Specifications, then KNC shall, at its sole expense and option, and in a reasonably prompt manner, either replace the returned nonconforming Product with conforming Product or refund to Synthes the Transfer Price paid with respect to thereto, if any, and KNC shall bear the costs of the independent laboratory testing.

2.5.5. The Products shall be labeled consistent with Synthes’ standard protocols, with the addition of “Manufactured by Kensey Nash Corporation” or like language; provided, however, that all labeling will conform to all applicable legal and regulatory requirements.

2.6. Transfer Price; Terms.

2.6.1.

a. The prices to be paid to KNC by Synthes (the “Transfer Price”) for Initial Products shall be as set forth in Exhibit 2.6.1(a)-1, which prices may be amended in accordance with this Section 2.6.1(a). Additional Products may be added by mutual agreement of the parties to Exhibit 2.6.1(a)-2 and the Transfer Price to be paid to KNC by Synthes for such Additional Products shall be as set forth in Exhibit 2.6.1(a)-2, which prices may be amended in accordance with this Section 2.6.1(a). Upon the mutual written agreement of the parties, KNC may raise the Transfer Price by an amount up to the percentage increase of the consumer price index (“CPI”) on a cumulative basis since the previous CPI increase, no more frequently than once annually, upon ninety (90) days advance notice. Additionally KNC may increase the Transfer Price, no more frequently than once annually, in the event of a documented increase in the cost of the raw materials used to produce the Products, which percentage increase for the Transfer Price shall be no more than fifty percent (50%) of the actual increase in costs of the raw materials and shall be proportional to the cost of the raw materials compared to the costs of the entire Product (any such increase, a “Price Increase Resulting from Raw Materials”). In the event that, due to changes in the marketplace, Synthes reasonably believes that it is necessary to reduce the price of the Products sold by Synthes to its customers, the parties agree to negotiate in good faith with respect to a potential reduction in the Transfer Price for such Products.

b. If for any twelve-month period ending June 30th (a “Fiscal Year”) during the Term the Revenue paid to KNC by Synthes with respect to the Initial Products is (a) ***, then the Transfer Price paid for such Initial Products during such Fiscal Year shall be reduced by an amount equal to ***, or (b) ***, then the Transfer Prices paid for such Initial Products during such Fiscal Year shall be reduced by an amount equal to ***; provided that the aggregate amount of any reduction resulting from clause (a) or (b) above shall be offset, but in no event by more than the total discount, by an amount equal to *** of (i) the aggregate amount of any increase in the cost to KNC associated with the manufacture, sale or transfer of the Initial Products as measured by KNC’s standard cost per unit calculated in accordance with GAAP and in a manner consistent with its historically calculated standard unit costs, less (ii) any Price Increase Resulting from Raw Materials for the Initial Products implemented by KNC during such Fiscal Year. KNC shall pay Synthes the amount of any reduction payable pursuant to this Section 2.6.1(b) no later than forty-five (45) days following the end of such Fiscal Year.

2.6.2. Synthes shall pay KNC for sales samples, training materials, and demonstration materials purchased from KNC at the Transfer Price less ten percent (10%).

2.6.3. All Products and other items purchased by Synthes from KNC shall be shipped F.O.B. KNC’s facility in Exton, Pennsylvania. Synthes may request specific non-shipping dates at the time of order placement or confirmation or later as agreed (e.g., don’t ship on the last 5 days of the month).

2.6.4. The price of the Products sold by Synthes to its customers shall be established by Synthes in its sole discretion, and Synthes shall have the full power, authority, and discretion to change the price of the Products by either raising or lowering the price as it shall see fit. Synthes shall follow its normal business practices in establishing price, selling to and billing its customers.

2.6.5. Synthes shall pay KNC the Transfer Price for Products delivered to Synthes by KNC no later than forty-five (45) days after Synthes’ receipt of each of KNC’s invoices.

2.6.6. During the 18 month period following the Effective Date, Synthes shall, consistent with its historical practices, purchase raw materials from third party suppliers, including, without limitation, Mathys, J.T. Baker, Covidien and Purac, in sufficient quantity to enable KNC to meet the Supply Minimum with respect to applicable Products, and timely provide such raw materials to KNC on pricing terms consistent with those historically charged to Synthes (subject to any price increase for such raw materials charged to Synthes by such third party suppliers, provided that Synthes shall use reasonable efforts to oppose and minimize any such price increase and shall negotiate in good faith on behalf of KNC with respect thereto), which amount shall be offset against amounts otherwise payable by Synthes to KNC hereunder. Synthes shall use its best efforts to transition to KNC Synthes’ relationships with such third party suppliers of raw materials other than Mathys. Synthes shall use reasonable efforts to assist KNC in continuing the supply of raw materials from Mathys.

2.6.7. Credit to Synthes. As partial consideration for the transfer of the Conveyed Patents under the Purchase Agreement, KNC shall, in each of its fiscal years, credit to Synthes, any amounts paid to KNC under both (a) the License Agreement entered into between Metra Orthopedics and Norian Corporation on June 3, 1994, and (b) the License Agreement entered into between Howmedica and Norian Corporation on December 16, 1992 (the “Royalties”), up to an amount equal to one dollar ($1) multiplied by the number of units of Products (excluding item number 40-0936) sold to Synthes by KNC (the “Unit Dollars”) in that fiscal year. In the event that (x) the Unit Dollars in any given year exceeds the Royalties in the same year (the difference between such Unit Dollars and Royalties shall be the “Overage”), and in a subsequent year the Royalties exceed the Unit Dollars, then the Overage shall be added to the Unit Dollars in calculating the credit for such subsequent year.

2.7. Reserve Inventory.

KNC agrees to use commercially reasonable efforts to maintain a quantity of Products equal to at least twenty-five percent (25%) of the twelve-month Forecast provided pursuant to Section 2.3 (on a rolling basis) in an intermediate unfinished state during the period beginning September 30, 2012 (provided that KNC shall in good faith attempt to comply with the foregoing threshold beginning as of April 30, 2012) and ending as of the conclusion of the Term.

2.8. Manufacturing Right.

2.8.1. Failure to Supply. KNC’s failure to meet the Supply Minimum with respect to any Product category set forth on Exhibit 1.7 shall, with respect to such Product category, constitute a Failure to Supply (a “Failure to Supply”), subject to the following:

a. No Failure to Supply shall be deemed to occur unless the cumulative Binding Forecasts for each of the three (3) years prior to the alleged period constituting the Failure to Supply have increased year-to-year;

b. No Failure to Supply shall be deemed to occur by virtue of Synthes’ failure to provide any Forecast or raw materials pursuant to Section 2.6.6;

c. No Failure to Supply shall be deemed to occur during any time in which any payments due from Synthes to KNC are past due (except for payments which Synthes is disputing in good faith); and

d. No Failure to Supply shall be deemed to occur in the event of a force majeure event (as described in Section 11.12) declared by KNC, in which case KNC shall use its reasonable commercial efforts to reinstitute supply of Products as soon as practicable, but in the event that the force majeure event renders it likely that supply of

Product will not be reinstated for one hundred and twenty (120) days or more, KNC shall implement its standard procedures for disaster recovery.

2.8.2. Right to Cure Failure to Supply. Prior to declaring a Failure to Supply for other than a force majeure event, Synthes shall provide KNC written notice of its intent to declare a Failure to Supply, the anticipated date of such declaration and explaining in reasonable detail the basis of Synthes’ belief that a Failure to Supply is imminent. No Failure to Supply shall be deemed to exist if (i) within ten (10) days of such notice, KNC provides Synthes with reasonable assurances that KNC can and will meet the Supply Minimum requirements for the following twelve-month period, and (ii) for a period of three (3) consecutive months from the anticipated date of such declaration KNC meets the Supply Minimum requirements. KNC shall have no right to cure a Failure to Supply if the Failure to Supply is a result of KNC’s intentionally withholding Product from Synthes (absent any breach by Synthes).

2.8.3. Manufacturing Right. In the event of Failure to Supply, Synthes shall have the right, following written notice to KNC, for the balance of the then-present Initial Term or Renewal Term, to manufacture, or have manufactured by a third party, any Product in the applicable Product category set forth on Exhibit 1.7 (the “Manufacturing Right”). KNC shall provide reasonable assistance to Synthes in establishing an alternative source of supply. The parties agree that the remedy set forth in this Section 2.8.3 shall be Synthes’ sole remedy with respect to a Failure to Supply, and Synthes shall not be permitted to terminate this Agreement as a result of any such Failure to Supply.

3. OWNERSHIP OF INTELLECTUAL PROPERTY

Except as expressly set forth in this Agreement, each party retains all rights to its own Intellectual Property.

4. LICENSE GRANTS AND GRANT CONSIDERATION

4.1. By KNC. Pursuant to and during the Term of this Agreement, KNC hereby grants to Synthes a fully-paid (subject to Synthes’ payment obligations under this Agreement), royalty-free, worldwide license to KNC Intellectual Property, with the right to sublicense solely to its Affiliates, to use such Intellectual Property solely and to the extent necessary to market, sell, and/or distribute Products.

4.2. By Synthes. During the Term of this Agreement, Synthes hereby grants, and shall cause its Affiliates to grant, to KNC an exclusive, fully paid, royalty-free license to Synthes Intellectual Property, solely and to the extent necessary to manufacture the Products, without the right to sublicense, provided that KNC shall be permitted to sublicense such license to an Affiliate of KNC solely to the extent necessary to manufacture the Products. For the avoidance of doubt, Synthes shall ensure that any rights that Synthes or any of its Affiliates grants to any party to use the Synthes Intellectual Property shall be subject to the exclusive license grant set forth in the immediately preceding sentence. For the avoidance of doubt, Synthes shall ensure that any lawful use of the Synthes Intellectual Property shall be subject to the exclusive license set forth in this Section.

4.3. Manufacturing Grant. In the event that Synthes exercises its Manufacturing Right in accordance with Section 2.8, KNC hereby grants to Synthes a fully-paid, royalty-free, non-exclusive worldwide license to the KNC Intellectual Property, with the right to sublicense solely to its parent or subsidiaries and to any third party manufacturer, to use the KNC Intellectual Property solely (a) to the extent necessary to manufacture Products pursuant to such Manufacturing Right and (b) to the extent and for the duration required to exercise such Manufacturing Right in accordance with Section 2.8. Synthes shall ensure that any sublicense of the foregoing license to a third party manufacturer (x) is in writing, (y) contains the limitations set forth in this Section 4.3 and (z) specifically states that such third party manufacturer shall only manufacture Products for Synthes.

4.4. No Other Rights. Except as otherwise expressly provided in this Agreement, neither party shall have any license or other right to use the Intellectual Property of the other party.

4.5. Term Of Licenses. Subject to Section 9.2.3, the licenses and rights granted in this section shall continue for so long as this Agreement remains in full force and effect. To the extent required by Law, the parties shall be entitled to register or report, as applicable, the licenses and rights granted hereunder with competent authorities in any relevant jurisdiction.

5. CLINICAL DEVELOPMENT, MARKETING AND REGULATORY MATTERS

5.1. General Responsibility. Each party shall comply in all material respects with all applicable Law in conducting its activities under this Agreement and, except as provided for herein, shall bear its own cost and expense of complying therewith.

5.2. Regulatory Approvals. Synthes shall be responsible for obtaining U.S. FDA clearances or approvals (as applicable) and CE Mark approvals to distribute Products at its own expense.

5.3. MDR and Complaints.

5.3.1. Each party shall cooperate fully with the other party in dealing with customer complaints concerning the Products and shall take reasonable action to promptly resolve and follow up with regard to such complaints.

5.3.2. Synthes shall be solely responsible for complying with the Medical Device Reporting requirements set forth in 21 C.F.R. Part 803, as may be amended from time to time, and similar non-U.S. requirements (collectively, “MDR”) for the Products. Synthes shall promptly provide to KNC copies of such filings and reports that relate to the safety or efficacy of the Products.

5.3.3. KNC shall provide such assistance and information as Synthes reasonably request to fulfill its MDR obligations for the Products.

5.3.4. Synthes shall keep and maintain a record of all customer complaints received by Synthes relating to the Products that are required to be maintained by Synthes pursuant to 21 C.F.R. § 820.198 and similar non-U.S. requirements; and promptly notify KNC upon receipt of any information that indicates a safety concern with respect to the Products that relate to the manufacturing or design which affect the safety or efficacy of the Products.

5.3.5. KNC shall promptly notify Synthes upon receipt of any information that is a “complaint” as defined in 21 CFR 820.3(b), or that indicates a safety concern with respect to the Products, and otherwise cooperatively undertake investigations, provide information and analysis, including those required by 21 CFR 820.198(e), and conduct such follow-up activities as reasonably requested by Synthes in fulfillment of Synthes’ obligations under this section.

5.4. Removals and Corrections (Recalls).

5.4.1. If either party in good faith determines that a removal, correction or other field action involving the Products is warranted, such party shall immediately notify the other party in writing and shall advise such other party of the reasons underlying its determination that a removal, correction or other field action is warranted. The parties shall consult with each other as to any action to be taken in regard to such removal, correction or other field action. If after consultations: (1) Synthes in good faith believes that such a removal, correction or field action should be undertaken with respect to the Products’ labeling, the parties shall, at Synthes’ sole cost and expense unless the applicable Product was not manufactured in conformance with the Specifications, cooperate in carrying out the same; or (2) Synthes in good faith believes that such a removal, correction or field action should be undertaken with respect to one or more Products, the parties shall, at Synthes’ sole cost and expense unless the applicable Product was not manufactured in conformance with the Specifications, cooperate in carrying out the same.

5.4.2. Synthes shall submit to the FDA and any similar non-U.S. regulatory entities (collectively, “Regulatory Agencies”) necessary reports of removals, corrections or other field actions, as required under 21 C.F.R. Part 806 and any similar non-U.S. requirements, and shall be responsible for drafting any notifications of removals and corrections with respect to the Products and the Products’ labeling. Synthes shall within a reasonable time thereafter provide KNC with a copy of any such report as filed with a Regulatory Agency. Synthes shall notify KNC within five (5) days of a determination that the Products shall be subject to a removal, correction, recall or other field action. Synthes shall maintain records of all corrections or removals as required by Law, and shall promptly provide KNC with a copy of such records.

5.4.3. KNC shall be responsible for all costs and expenses of any removals or corrections to the extent such removal or correction is caused by: (A) defects in the raw materials or manufacture of the Products wherein such defect causes the Products to not meet the Specifications, or (B) the failure of KNC to comply with any requirement under Section 10.2. Synthes shall be responsible for the cost and expenses of all other removals or corrections.

6. INFRINGEMENT ACTIONS.

6.1. Infringement Notification. If Synthes or KNC is threatened with a suit or sued by a third party, or if Synthes or KNC learns of any third party infringement (including misappropriation and suspected infringement and misappropriation) of Synthes Intellectual Property or KNC Intellectual Property because of activities in connection with the design, development, manufacture and/or distribution of Products, the party who has been threatened with such suit or sued, or learns of such infringement, shall promptly notify the other party in writing of such event.

6.2. Infringement Defense. In the case of a suit alleging infringement of a third-party’s Intellectual Property by a Product, Synthes shall be solely responsible for controlling the defense of such suit and shall have the sole right to settle such suit pursuant to the provisions of Section 8.3.

6.3. Third Party Infringement. In the case of a suit alleging infringement by a third party of (a) any Synthes Intellectual Property, for which suit Synthes shall be solely responsible for controlling the prosecution and settlement thereof, (b) any KNC Intellectual Property, for which suit KNC shall be solely responsible for controlling the prosecution and settlement thereof, or (c) Synthes Intellectual Property and KNC Intellectual Property, for which suit the parties shall jointly control the prosecution and settlement thereof, the parties shall, following payment of reasonable attorneys’ fees related to such action, equitably share in the proceeds derived from such action based on their respective losses resulting from such third party infringement.

7. CONFIDENTIAL INFORMATION

7.1. Confidential Information. All information disclosed by one party to the other party pursuant to this Agreement shall be deemed “Confidential Information” hereunder regardless of whether such information is marked as “Confidential” or with some similar designation. Such Confidential Information includes, without limitation, the terms and provisions of this Agreement, each party’s Intellectual Property, proprietary information and trade secrets regarding design, development, manufacturing, testing, and regulatory approval of products. Confidential Information shall be safeguarded by the recipient, shall not be disclosed to third parties and shall be made available only to such of recipient’s employees, independent contractors and/or agents who need to know the Confidential Information in connection with the performance of such party’s obligations hereunder, who are informed by the recipient of the confidential nature of the information, and who either enter into or have already entered into a confidentiality agreement containing terms substantially similar to, and at least as restrictive as, those set forth in this section. The receiving party shall not use the disclosing party’s Confidential Information for any purpose other than performing its obligations hereunder or as permitted under this Agreement. All Confidential Information shall remain the property of the disclosing party and shall be returned to the disclosing party within thirty (30) days of receipt of a written request by the recipient from the disclosing party or within thirty (30) days of termination of this Agreement. Notwithstanding the forgoing, the recipient may retain a copy of such Confidential Information: (a) for purposes of ascertaining the party’s rights and obligations with respect to such Confidential Information; provided, however, Confidential Information retained for this purpose shall be held exclusively by the recipient’s counsel; or (b) if, in the opinion of counsel for the recipient, the recipient is required by applicable Law to retain a copy of the Confidential Information, and in any such case, the recipient shall notify the discloser of same. For the avoidance of doubt, KNC shall be deemed the disclosing party with respect to any Confidential Information acquired by KNC in connection with the transactions contemplated by the Purchase Agreement. The mutual obligations of confidentiality set forth in this section shall apply during the Term of this Agreement and for a period of five (5) years after the termination or expiration of this Agreement. Confidential Information shall not include any information that:

a. is or hereafter becomes generally available to the public other than by reasons of default with respect to any confidential obligation under this Agreement; or

b. was already known to the recipient as evidenced by prior written documents already in its possession; or

c. is disclosed to the recipient by a third party who is not in default of any confidentiality obligation to the disclosing party; or

d. is or was developed by or on behalf of the recipient without reliance on the disclosing party’s Confidential Information; or

e. is used with the written consent of the disclosing party in applications for patent, copyright, or other intellectual property protection; or

f. has been approved in writing for publication by each of the parties.

7.2. Permitted Disclosures. Notwithstanding the provisions of Section 7.1 above, each party hereto may disclose the other’s Confidential Information, to the extent such disclosure is reasonably necessary, in prosecuting or defending litigation, complying with applicable governmental Law, regulations or court orders, or submitting information to tax or other governmental authorities; provided that if a party is legally required to make any such disclosure of the other party’s Confidential Information, to the extent it may legally do so, it will give reasonable advance written notice to the other party of such disclosure and will use commercially reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise).

8. INDEMNIFICATION

8.1. KNC Indemnified Parties. Synthes will defend, indemnify and hold KNC, its subsidiaries and Affiliates, and their respective shareholders, directors, officers and employees (collectively, the “KNC Indemnified Parties”) harmless against any and all actual and direct losses, damages, liabilities, costs and expenses whatsoever (including reasonable attorneys’ fees) (collectively, “Losses”), paid or incurred by or asserted against the KNC Indemnified Parties based upon or arising from: (i) the marketing or distribution by Synthes of Products; (ii) any claim, demand, action or proceeding initiated by any third party based upon products liability or a similar theory, including any claim, demand, action or proceeding related to the design of the Products; (iii) infringement by the Products of a third party’s intellectual property where the claim of infringement is based on Synthes Intellectual Property, a Synthes design or KNC Intellectual Property acquired in connection with the transactions contemplated by the Purchase Agreement; (iv) the failure of Synthes to comply with any requirement under Section 10.3; (v) any negligent or fraudulent act or willful misconduct of Synthes or its employees, agents or representatives in the performance of this Agreement; (vi) all third party claims arising out of the death or personal injury of Synthes’ employees or agents while at KNC’s work site or otherwise on the premises of KNC in connection with work under this Agreement, except for such claims which result from the willful misconduct or gross negligence of KNC or its officers, agents, servants and employees; or (vii) any third party claims relating to damage to KNC’s property caused by Synthes’ employees or agents while at KNC’s work site or otherwise on the premises of KNC in connection with work under this Agreement. Synthes’ liability under this section shall be reduced to the extent that Synthes demonstrates, by a preponderance of the evidence, that any such Losses were caused solely by the negligence or willful misconduct of the KNC Indemnified Parties or by the failure of KNC to perform its duties under this Agreement. Synthes shall maintain a primary and noncontributing products liability insurance with a combined single limit of not less than $5,000,000 (bodily injury and property damage) per occurrence. KNC shall have the right to demand and receive satisfactory evidence of such insurance coverage and shall have the right to maintain such coverage on Synthes’ behalf and at Synthes’ expense in the event of Synthes’ nonpayment of premiums or lapse of coverage. As an alternative to maintaining such a policy of products liability insurance, Synthes may maintain a program of self-insurance, with reserves to be set by an independent actuary. Synthes shall provide KNC reasonable evidence of such self-insurance upon KNC’s written request.

8.2. Synthes Indemnified Parties. KNC will defend, indemnify and hold Synthes, its subsidiaries and Affiliates and their respective shareholders, directors, officers and employees (collectively, the “Synthes Indemnified Parties”) harmless against any and all actual and direct Losses paid or incurred by or asserted against the Synthes Indemnified Parties based upon or arising from: (i) any claim, demand, action or proceeding initiated by any third party based upon product liability or a similar theory, where the Products failed to meet the Specifications, except for any such claim arising from Product manufactured by a party other than KNC (during any Period of exercise by Synthes of the Manufacturing Right or otherwise); (ii) the failure of KNC to comply with any requirement under Section 10.2; (iii) any negligent or fraudulent act or willful misconduct of KNC or its employees, agents or representatives in the performance of this Agreement; (iv) all third party claims arising out of the death or personal injury of KNC’s employees or agents while at Synthes’ work site or otherwise on the premises of Synthes in connection with work under this Agreement, except for such claims which result from the willful misconduct or gross negligence of Synthes or its officers, agents, servants and employees; or (v) any third party claims relating to damage to Synthes’ property caused by KNC’s employees or agents while at Synthes’ work site or otherwise on the premises of Synthes in connection with work under this Agreement. KNC’s liability under this section shall be reduced to the extent that KNC demonstrates, by a preponderance of the evidence, that any such Losses were caused solely by the negligence or willful misconduct of the Synthes Indemnified Parties or by the failure of Synthes to perform its duties under this Agreement. KNC shall maintain a primary and noncontributing products liability insurance with a combined single limit of not less than $5,000,000 (bodily injury and property damage) per occurrence. Synthes shall have the right to demand and receive satisfactory evidence of such insurance coverage and shall have the right to maintain such insurance coverage on KNC’s behalf and at KNC’s expense in the event of nonpayment of premiums or lapse of coverage.

8.3. Indemnification Procedures. A party claiming indemnification pursuant to this section shall promptly give the other party written notice of any action, suit or proceeding to which it claims such indemnity applies. The indemnifying party shall provide the defense with respect to claims to which this indemnity applies and in doing so shall have the right to control the defense and settlement with respect to such claims; provided, however, that any settlement includes a general release of the indemnified party with no admission or finding of fault by the indemnified party. The indemnified party shall cooperate fully with the indemnifying party in such defense, including making relevant documents available and providing witnesses to testify at any deposition, trial, hearing, arbitration, or other proceeding. A KNC Indemnified Party or Synthes Indemnified Party may participate at its expense in the defense of any action or claim which may be asserted against it and for which such party seeks indemnity pursuant to the provisions of this section, or such KNC Indemnified Party or Synthes Indemnified Party may assume the defense of such claim or action, including the right to settle or compromise any claim against it without the consent of the indemnifying party; provided, however, that in assuming such defense it shall be deemed to have waived its right to indemnification except in cases where: (i) the indemnifying party has failed to promptly initiate and continue the defense of such claim; or (ii) the indemnified party reasonably determines that a conflict of interest between the indemnifying party and the indemnified party exists with respect to such claim. Each party shall make a reasonable effort to cooperate in such settlement and/or defense.

9. TERM AND TERMINATION

9.1. Term. This Agreement shall become effective upon the execution hereof by the parties hereto and shall continue in full force and effect for an initial term of ten (10) years from the date hereof (the “Initial Term”). This Agreement shall be automatically renewed for successive additional terms of two (2) years each upon the expiration of the Initial Term or the then-current Renewal Term (each, a “Renewal Term”), as the case may be (the Initial Term and any Renewal Term, collectively, the “Term”).

9.2. Termination.

9.2.1. This Agreement may be terminated for cause upon the occurrence of any of the following events, such termination to be effective ninety (90) days (or such shorter period expressly set forth below) after the giving of written notice by the party entitled to terminate:

a. by either party if the other party breaches any of the covenants, representations, warranties or other terms of this Agreement or defaults in the performance of any of its obligations hereunder and: (X) such breach or default is not cured within ninety (90) days after written notice thereof given by the non-defaulting party; or (Y) in the event such breach or default shall reasonably require longer than ninety (90) days to cure, the breaching party fails to commence to cure such breach or default within such 90-day period, does not diligently pursue such cure and/or does not accomplish such cure within a reasonable period of time, which shall not in any event exceed fifteen (15) months;

b. by either party if the other party becomes insolvent under local Law, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy or for a reorganization or to effect a plan or other arrangement with its creditors, files an answer to a creditor’s petition or other petition against it for an adjudication in bankruptcy or for a reorganization admitting the material allegations thereof, or applies for or permits the appointment of a receiver, trustee or custodian for any substantial portion of its properties or assets;

c. by either party if an order is entered by any court approving an involuntary petition seeking reorganization of the other party, or appointing a receiver, trustee or custodian for any substantial portion of the other party’s assets or business; or

d. by either party if the other party for any reason voluntarily or involuntarily suspends transaction of its business or ceases to function as a going concern.

Expiration or termination of this Agreement shall not prejudice or otherwise affect (i) any indebtedness then owing by either party to the other under this Agreement or otherwise; or (ii) any covenants, representations, warranties disclaimers, or other provisions of this Agreement which under the express terms hereof survive the expiration or termination of this Agreement.

9.2.2. KNC shall fulfill the Binding Forecasts received prior to termination or expiration of this agreement, and Synthes shall fulfill its payment obligations related thereto, in each case in accordance with this Agreement.

9.2.3. In the event that this Agreement is terminated by KNC as a result of the occurrence of any event set forth in Section 9.2.1, then, immediately upon the effectiveness of such termination, KNC shall be automatically granted a perpetual, exclusive, fully paid, royalty-free license, with the right to sublicense, to all Synthes Intellectual Property, approvals, consents and clearances necessary to manufacture, market, sell and distribute the Products.

9.3. Survival. The termination or expiration of this Agreement shall not affect vested rights of any party hereto existing as of the date of such termination or expiration, or other obligations expressly intended to survive the termination or expiration hereof, or the rights and obligations set forth in Section 7.1 (Confidential Information), Section 8 (Indemnification), Section 9 (Term and Termination) and Section 11 (Miscellaneous).

10. REPRESENTATIONS AND WARRANTIES

10.1. Representations and Warranties of Each Party. Each of KNC and Synthes represents and warrants to the other that: (i) it has the full right and authority to enter into this Agreement and grant the rights granted herein; (ii) the execution, delivery and performance by its employees or agents of this Agreement, the fulfillment and the compliance with respective terms and provisions hereof, and the consummation of the transactions contemplated herein, do not and will not (a) conflict with, or violate any provision of, any Law, regulation, policy, order, judgment, injunction, decree, or award of any arbitrator or governmental authority having applicability to such party or any of its employees or agents, or (b) conflict with, or result in any breach of, or constitute a default under, any agreement, commitment, or other instrument to which such party or any of its employees or agents is a party or by which its or any of its employees or agents may be bound or affected; (iii) this Agreement has been duly authorized, is binding on such party and enforceable in accordance with its terms; and (iv) all of its activities in the design, development, manufacture and sale of Products and other items under this Agreement shall comply in all material respects with all applicable Law.

10.2. Representations and Warranties of KNC. KNC represents and warrants to Synthes that the Products and other items furnished hereunder will be manufactured in accordance with the applicable approved Specifications and FDA Quality System Regulations (QSR), and ISO 13485:2003 or equivalent.

10.3. Representations and Warranties of Synthes. Synthes represents and warrants that (a) all of its activities related to the design, marketing, distribution, sale and handling of the Products pursuant to this Agreement shall comply in all material respects with all applicable Law, (b) it has, and shall have for the duration of the Term, all necessary regulatory approvals to perform its obligations, and to grant all of the rights granted, under this Agreement, (c) to the best of Synthes’ knowledge, all KNC Intellectual Property, to the extent acquired in connection with the transactions contemplated by the Purchase Agreement, and the Synthes Intellectual Property do not infringe any Intellectual Property right of any entity or individual, and (d) as of the Effective Date the Products are manufactured in conformance with the Specifications and with industry standard good manufacturing practices and quality management procedures. So long as this Supply Agreement is in effect, Synthes shall, and shall cause its Affiliates to, comply in all material respects with the Corporate Integrity Agreement between the Office of the Inspector General of the United States Department of Health and Human Services and Synthes, Inc., executed by Synthes, Inc. on September 15, 2010.

10.4. No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS, STATUTORY OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, A PARTY’S INTELLECTUAL PROPERTY OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, AND HEREBY EXPRESSLY DISCLAIMS ANY OTHER FORM OF WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. THIS STATED WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES PROVIDED BY LAW.

11. MISCELLANEOUS

11.1. Relationship of Parties. Nothing in this Agreement shall be construed or interpreted as creating a joint venture or partnership between the parties. Except as expressly set forth in this Agreement, neither party is by virtue of this Agreement authorized as an agent, employee or legal representative of the other party or to act in any way in such capacity. Neither party shall have any right or authority to bind the other party in any way, except as expressly set forth in this Agreement, and the relationship of the parties has at all times and will continue to be that of independent contractors.

11.2. Public Announcements. Neither party shall originate without the prior written consent of the other party, any publicity, news release or public announcement, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, to any amendment hereto or performances hereunder; provided, however, that either party may make such disclosures when, and to the extent, that it is required by Law to make such disclosures. If a party makes an announcement required by Law under this Agreement, or upon the reasonable advice of counsel, it will endeavor to give the other party advance written notice of the text of the announcement so that the other party will have an opportunity to comment upon the announcement.

11.3. Entire Agreement. Except as expressly stated herein, this Agreement is the entire understanding of the parties, and supersedes all prior agreements or understandings, whether written or oral, with respect to this subject matter. Except as expressly stated herein, no terms, conditions, or warranties, other than those written in this Agreement, and no amendments or modifications of this Agreement will be binding on the parties unless in writing and signed by the parties. The language of this Agreement shall for all purposes be construed as a whole, according to its fair meaning, not strictly for or against either party, and without regard to the identity or status of any person who drafted all or any part of it.

11.4. Further Actions. The parties hereto hereby agree to take or cause to be taken such further actions as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms, and conditions of this Agreement.

11.5. Waiver. No waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the waiver is sought. Neither the waiver by either of the parties hereto or a breach of, or a default under, any of the provisions of this Agreement, nor the failure or delay of either of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights, or privileges hereunder. All rights and remedies conferred under this Agreement or by any other instrument or Law shall be cumulative and may be exercised singularly or concurrently.

11.6. Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the Law of any jurisdiction, the validity of the remaining part or provisions shall not be affected by such holdings. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.7. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

11.8. Execution in Counterparts. This Agreement and any amendments hereto may be executed in several counterparts, and when executed, shall constitute one agreement binding on all the parties hereto, notwithstanding that all signatures are not on the same counterpart.

11.9. Amendments. This Agreement shall not be amended, altered, or modified except by a written instrument duly executed by the parties hereto.

11.10. Assignment. This Agreement, or any of the rights and obligations created herein, shall not be assigned or transferred, in whole or in part, by either party hereto without the prior written consent of the other party (which shall not be unreasonably withheld or delayed);

provided, however that either party may assign its rights and obligations to a wholly-owned subsidiary or to an affiliate that is wholly owned by the parent of the party. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the permitted assignees of the parties hereto.

11.11. Notices. All notices to be given hereunder shall be sent by facsimile transmission or certified mail, return receipt requested to the respective addresses set forth hereinafter; provided, however, that either of such addresses may be changed by two (2) weeks written notice hereof to the other party. Any notices given by facsimile transmission and/or certified mail shall be effective when actually received or refused by addressee.

Any notices to KNC shall be addressed to:

Kensey Nash Corporation

735 Pennsylvania Drive

Exton, PA 19341

Attn.: Joseph Kaufmann

Facsimile No.: (484) 713-2900

With a copy (which shall not constitute notice) to:

Kensey Nash Corporation

735 Pennsylvania Drive

Exton, PA 19341

Attn: Jeffrey C. Kelly, Esq.

Facsimile No.: (484) 713-2909

and with a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, IL 60661

Attn: David R. Shevitz

David J. Kelly

Facsimile No.: (312) 577-8768

Any notices to Synthes shall be addressed to:

Synthes USA Sales, LLC

1302 Wrights Lane East

West Chester, PA 19380

Attn: Robert P. Donohue and Terrance Carlson

Facsimile No.: (610) 719-5115

11.12. Force Majeure. Neither party shall be liable to the other for any failure to perform as required by this Agreement, to the extent such failure to perform is caused by any reason beyond that party’s control, or by reason of any of the following: civil disorders, acts of aggression, acts of God, strikes, fires, floods, embargoes, war, or any similar cause beyond the control of, or occurring without the fault of the party whose performance is excused under this section (the “Excused Party”). The Excused Party shall give written notice to the other party detailing the force majeure event that the Excused Party claims excuses performance hereunder and the time period during which the Excused Party desires to have its performance excused. As soon as possible after cessation of the force majeure event upon which the Excused Party is relying, the Excused Party shall once again be obligated to perform in accordance with the terms and conditions of this Agreement.

11.13. Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OCCURRING. The foregoing shall not apply to the indemnity obligations of the parties in Section 8 to the extent that such indemnity obligations arise from: (a) a final judgment of any court awarding incidental, indirect, special, exemplary, punitive or consequential indirect damages to a third party; or (b) any settlement agreement with a third party that includes such damages and that is entered into with the prior written agreement of the indemnifying party.

11.14. Dispute Resolution. In the event of a dispute between the parties relative to this Agreement or any transactions concluded hereunder, the parties shall first use good faith efforts to amicably arrive at a settlement acceptable to both parties. If, however, a settlement cannot be reached within a reasonable time after such dispute arises, the parties agree to submit the dispute to mediation in accordance with the rules of the American Arbitration Association. In the event a settlement cannot be reach within a reasonable time after commencing the mediation process, a party may seek redress in the courts. The parties agree that any legal action based upon such a dispute or any claims arising out of this Agreement that is not or are not resolved through mediation shall be exclusively brought before and decided by the U.S. District Court for the Eastern District of Pennsylvania, or such other jurisdiction as the parties may mutually agree upon. This Agreement shall be governed by and construed in accordance with the Laws of the United States and the Commonwealth of Pennsylvania (not including the choice of law rules thereof). This Agreement shall not be governed by the United Nations Convention on Contracts for the Sale of International Goods.

11.15. No Third Party Rights. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors and assigns as permitted hereunder.

11.16. Change of Control. In the event of a change of control of a party hereto (such party, the “Selling Party”), the Selling Party shall require that the new controlling party explicitly assume all of the Selling Party’s obligations under this Agreement. A change of control shall mean an acquisition of a party hereto or a sale of all or substantially all of a party’s assets or business to which this Agreement relates.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

KNC:

KENSEY NASH CORPORATION

By:	/s/ Joseph W. Kaufmann
Name:	Joseph W. Kaufmann
Title:	President and CEO

SYNTHES:

SYNTHES USA SALES, LLC

By:	/s/ Robert Donohue
Name:	Robert Donohue
Title:	Vice President

Exhibits

Exhibit 1.7	Exclusive Products

Exhibit 1.11	Initial Forecast (Exhibit Redacted***)

Exhibit 2.6.1(a)-1	Transfer Prices for Initial Products (Exhibit Redacted***)

Exhibit 2.6.1(a)-2	Transfer Prices for Additional Products

Exhibit 1.7

Exclusive Products

Product Categories:

•	Norian SRS

•	Norian CRS

•	Norian Fast Set Putty

•	Norian Drillable

•	Norian Reinforced

•	Norian Mixer

•	chronOS Preforms

•	chronOS Strip

•	SynPor UHMWPE Sheets

•	chronOS used in pre-filled Cages

•	Scout adhesion barrier

•	Bone Marrow Aspiration System

•	Delivery Needle

Exhibit 1.11

Initial Forecast

Attached.

Recap of sales

12 month

	June	July	Aug	Sept	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Total
US	***	***	***	***	***	***	***	***	***	***	***	***	***
Oberdorf	***	***	***	***	***	***	***	***	***	***	***	***	***
Betlach	***	***	***	***	***	***	***	***	***	***	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***

Note: Excludes Scout sales

Figures in red are estimates based on previous month trends

JUNE U.S. ORDERS

Order Number	Or Ty	Customer PO	2nd Item Number	Quantity Ordered	Promised Pick (delivery)
33241	S8	1271675000O1	DLS-7126-01S	40	6/1/2011
33241	S8	1271675000O1	SRS-003-RMS	20	6/1/2011
33241	S8	1271675000O1	SRS-005-RMS	160	6/1/2011
33241	S8	1271675000O1	SRS-010-RMS	120	6/1/2011
33241	S8	1271675000O1	08.520.120S	37	6/1/2011
33241	S8	1271675000O1	08.520.121S	48	6/1/2011
33241	S8	1271675000O1	08.520.131S	39	6/1/2011
33241	S8	1271675000O1	08.520.221S	60	6/1/2011
33241	S8	1271675000O1	NDL-08100-01	10	6/1/2011
33241	S8	1271675000O1	NDL-10100-01	10	6/1/2011
33241	S8	1271675000O1	613.05.01S	166	6/1/2011
33241	S8	1271675000O1	CRS-003-RMS	30	6/1/2011
33241	S8	1271675000O1	710.111.99S	160	6/1/2011
33241	S8	1271675000O1	710.150.99S	120	6/1/2011
33241	S8	1271675000O1	710.151.97S	80	6/1/2011
33241	S8	1271675000O1	710.151.99S	120	6/1/2011
33241	S8	1271675000O1	DLS-7083-01S	80	6/6/2011
33241	S8	1271675000O1	DLS-7089-DTS	20	6/6/2011
33241	S8	1271675000O1	DLS-7103-01S	20	6/6/2011
33241	S8	1271675000O1	DLS-7122-01S	80	6/6/2011

JULY U.S. ORDERS

Order Number	Or Ty	Customer PO	2nd Item Number	Quantity Ordered	Promised Pick (delivery)
33259	S8	1271677000O1	DLS-7083-01S	20	7/1/2011
33259	S8	1271677000O1	DLS-7089-DTS	20	7/1/2011
33259	S8	1271677000O1	DLS-7103-01S	30	7/1/2011
33259	S8	1271677000O1	DLS-7122-01S	100	7/1/2011
33259	S8	1271677000O1	DLS-7122-05S	20	7/1/2011
33259	S8	1271677000O1	DLS-7123-01S	40	7/1/2011
33259	S8	1271677000O1	DLS-7123-05S	10	7/1/2011
33259	S8	1271677000O1	DLS-7126-01S	20	7/1/2011
33259	S8	1271677000O1	DLS-7126-05S	10	7/1/2011
33259	S8	1271677000O1	SRS-003-RMS	80	7/1/2011
33259	S8	1271677000O1	SRS-005-RMS	80	7/1/2011
33259	S8	1271677000O1	SRS-010-RMS	70	7/1/2011
33259	S8	1271677000O1	07.801.100.99S	324	7/1/2011
33259	S8	1271677000O1	07.801.101.99S	312	7/1/2011
33259	S8	1271677000O1	08.510.120S	50	7/1/2011
33259	S8	1271677000O1	NDL-08100-01	10	7/1/2011
33259	S8	1271677000O1	NDL-12100-01	10	7/1/2011
33259	S8	1271677000O1	CRS-003-RMS	10	7/1/2011
33259	S8	1271677000O1	CRS-010-RMS	10	7/1/2011
33259	S8	1271677000O1	710.151.99S	80	7/1/2011

AUGUST U.S. ORDERS

Order Number	Or Ty	Customer PO	2nd Item Number	Quantity Ordered	Promised Pick (delivery)
33267	S8	1271679000O1	DLS-7083-01S	70	8/1/2011
33267	S8	1271679000O1	DLS-7083-05S	10	8/1/2011
33267	S8	1271679000O1	DLS-7089-DTS	20	8/1/2011
33267	S8	1271679000O1	DLS-7103-01S	40	8/1/2011
33267	S8	1271679000O1	DLS-7103-05S	10	8/1/2011
33267	S8	1271679000O1	DLS-7122-01S	120	8/1/2011
33267	S8	1271679000O1	DLS-7122-05S	10	8/1/2011
33267	S8	1271679000O1	DLS-7123-01S	20	8/1/2011
33267	S8	1271679000O1	DLS-7126-01S	40	8/1/2011
33267	S8	1271679000O1	SRS-003-RMS	70	8/1/2011
33267	S8	1271679000O1	SRS-005-RMS	150	8/1/2011
33267	S8	1271679000O1	SRS-010-RMS	120	8/1/2011
33267	S8	1271679000O1	07.801.101.99S	208	8/1/2011
33267	S8	1271679000O1	07.801.111.99S	208	8/1/2011
33267	S8	1271679000O1	07.801.200.99S	160	8/1/2011
33267	S8	1271679000O1	08.520.121S	48	8/1/2011
33267	S8	1271679000O1	08.520.220S	48	8/1/2011
33267	S8	1271679000O1	08.520.221S	48	8/1/2011
33267	S8	1271679000O1	08.520.231S	48	8/1/2011
33267	S8	1271679000O1	NDL-08100-01	10	8/1/2011
33267	S8	1271679000O1	NDL-12100-01	10	8/1/2011
33267	S8	1271679000O1	613.10.01S	88	8/1/2011
33267	S8	1271679000O1	CRS-003-RMS	20	8/1/2011
33267	S8	1271679000O1	CRS-005-RMS	10	8/1/2011
33267	S8	1271679000O1	710.150.99S	120	8/1/2011
33267	S8	1271679000O1	710.151.99S	120	8/1/2011

JUNE EURO/ROW ORDERS

Order Number	Or Ty	Customer PO	Item Number	Quantity Ordered	Promised Pick (Delivery)
33048	S7	45951246	DLS-7122	20	6/3/2011	*	**	*	**
33081	S7	766085	40-1017	150	6/3/2011	*	**	*	**
33081	S7	766085	40-1018	250	6/3/2011	*	**	*	**
33081	S7	766085	40-1020	100	6/3/2011	*	**	*	**
33081	S7	766085	40-0993	20	6/3/2011	*	**	*	**
33081	S7	766085	40-0978	20	6/3/2011	*	**	*	**
33187	S7	45965657	381.003.01S	20	6/3/2011	*	**	*	**
33195	S7	45965653	381.000.03S	10	6/3/2011	*	**	*	**
33195	S7	45965653	381.001.03S	10	6/3/2011	*	**	*	**
33195	S7	45965653	381.002.01S	20	6/3/2011	*	**	*	**
33232	S7	45965644	381.000.01S	50	6/3/2011	*	**	*	**
32791	S7	45935405	07.801.100S	108	6/7/2011	*	**	*	**
33099	S7	766108	40-1023	150	6/10/2011	*	**	*	**
33099	S7	766108	40-1024	300	6/10/2011	*	**	*	**
33099	S7	766108	40-0953	50	6/10/2011	*	**	*	**
32897	S7	45938927	08.510.110S	50	6/15/2011	*	**	*	**
32897	S7	45938927	08.510.544S	50	6/15/2011	*	**	*	**
32897	S7	45938927	08.520.120S	48	6/15/2011	*	**	*	**
32897	S7	45938927	08.520.121S	48	6/15/2011	*	**	*	**
32897	S7	45938927	08.520.130S	48	6/15/2011	*	**	*	**
32926	S7	45942557	07.801.101S	104	6/15/2011	*	**	*	**
32926	S7	45942557	07.801.111S	104	6/15/2011	*	**	*	**
33101	S7	45958257	DLS-7103-01	80	6/15/2011	*	**	*	**
33101	S7	45958257	SRS-0300-RMS	40	6/15/2011	*	**	*	**
33072	S7	45955816	SRS-1000-FRI	60	6/16/2011	*	**	*	**
33275	S7	770698	40-1019	150	6/17/2011	*	**	*	**
33275	S7	770698	40-1025	200	6/17/2011	*	**	*	**
33275	S7	770698	40-1031	100	6/17/2011	*	**	*	**
33275	S7	770698	40-1044	100	6/17/2011	*	**	*	**
33152	S7	45962524	SRS-1000-RMS	100	6/21/2011	*	**	*	**
32897	S7	45938927	08.510.120S	90	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.130S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.140S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.540S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.541S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.542S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.543S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.545S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.546S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.510.547S	50	6/22/2011	*	**	*	**
32897	S7	45938927	08.520.131S	48	6/22/2011	*	**	*	**
32993	S7	45949217	07.801.100S	108	6/22/2011	*	**	*	**
33152	S7	45962524	FSP-05-01	170	6/28/2011	*	**	*	**
								*	**

JULY EURO/ROW ORDERS

Order Number	Or Ty	Customer PO	Item Number	Quantity Ordered	Promised Pick (Delivery)
33128	S7	45959467	07.801.101S	104	7/7/2011	*	**	*	**
33179	S7	45963609	07.801.100S	108	7/12/2011	*	**	*	**
33187	S7	45965657	381.003.01S	20	7/18/2011	*	**	*	**
33195	S7	45965653	381.000.03S	10	7/18/2011	*	**	*	**
33195	S7	45965653	381.001.03S	10	7/18/2011	*	**	*	**
33195	S7	45965653	381.002.01S	20	7/18/2011	*	**	*	**
33216	S7	45965621	08.520.120S	96	7/18/2011	*	**	*	**
33216	S7	45965621	08.520.121S	96	7/18/2011	*	**	*	**
33232	S7	45965644	381.000.01S	50	7/18/2011	*	**	*	**
								*	**

AUGUST EURO/ROW ORDERS

Order Number	Or Ty	Customer PO	Item Number	Quantity Ordered	Promised Pick (Delivery)
33208	S7	45965631	DLS-7083	20	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7103	20	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7103-01	80	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7121	20	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7122-01	20	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7123	20	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7124-01	20	8/3/2011	*	**	*	**
33208	S7	45965631	DLS-7126-01	30	8/3/2011	*	**	*	**
33208	S7	45965631	MXR-US-2000	5	8/3/2011	*	**	*	**
33187	S7	45965657	SRS-0300-FRI	100	8/4/2011	*	**	*	**
33187	S7	45965657	SRS-0500-FRI	60	8/4/2011	*	**	*	**
33224	S7	45965672	07.801.100S	108	8/4/2011	*	**	*	**
33224	S7	45965672	07.801.101S	104	8/4/2011	*	**	*	**
33224	S7	45965672	07.801.111S	104	8/4/2011	*	**	*	**
33304	S7	45967975	DLS-7122-01	20	8/8/2011	*	**	*	**
33304	S7	45967975	SRS-0500-FRI	60	8/8/2011	*	**	*	**
33216	S7	45965621	08.520.120S	48	8/10/2011	*	**	*	**
33216	S7	45965621	08.520.121S	144	8/10/2011	*	**	*	**
33187	S7	45965657	381.003.01S	30	8/15/2011	*	**	*	**
33232	S7	45965644	381.000.01S	60	8/15/2011	*	**	*	**
								*	**

Please consider that the red marked numbers for Zero p are NOT fixed! We still do not know whether there will be a new design (means 500 additional parts) or if we go with the existing design. In the last case we would have to order about 300 new parts. But timeframe is still not known. (note from Matthias Graff)

REAL NEED VERSION

2011 Rolling forecast				6/6/11	6/13/11	6/20/11	6/27/11	7/4/11	7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11	8/29/11
CERVIOS
Mat.No	Article	Semipr. US
870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	100	200		200				150	100	50		150
870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	100	200			200			200				200
870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	112			50			200				200
870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	112		100					100				100
870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	132			50							50
870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022
870.931S	Cerv chrOS curved size5 sterile	40-1023	132		200			200				150				250
870.932S	Cerv chrOS curved size6 sterile	40-1024	138		300			300				250				250
870.933S	Cerv chrOS curved size7 sterile	40-1025	132			100			200				200
870.934S	Cerv chrOS curved size8 sterile	40-1026	132	50		50			100				50
870.935S	Cerv chrOS curved size9 sterile	40-1027	172
870.936S	Cerv chrOS curved size10 sterile	40-1028	172
Preforms for Cervios US
710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	100
710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	100
710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	100				220
710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	112	100							200				200
710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	132
710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	138
710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	132
710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	171
710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	100
710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	100
710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	112
710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	112				120
710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	132
710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	132
710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	138
710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	172								200				200
ZERO P
04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	114					40
04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	114
04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	114
04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	114													40
04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	114	80
04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	114							90				90
04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	114						100
04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	114										50
04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	114
CYLINDERS
710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	302
710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	291
710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	291	50				50	50
710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	303	50
710.035S	chronOS Cylinder, 14mm Dia.	40-0950	291

2011 CERVIOS			6/6/11	6/13/11	6/20/11	6/27/11	7/4/11	7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11	8/29/11
CERVIOS
Mat.No	Article	Semipr. US
870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	***	***	***	***	***	***	***	***	***	***	***	***	***
870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	***	***	***	***	***	***	***	***	***	***	***	***	***
870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	***	***	***	***	***	***	***	***	***	***	***	***	***
870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	***	***	***	***	***	***	***	***	***	***	***	***	***
870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	***	***	***	***	***	***	***	***	***	***	***	***	***
870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	***	***	***	***	***	***	***	***	***	***	***	***	***
870.931S	Cerv chrOS curved size5 sterile	40-1023	***	***	***	***	***	***	***	***	***	***	***	***	***
870.932S	Cerv chrOS curved size6 sterile	40-1024	***	***	***	***	***	***	***	***	***	***	***	***	***
870.933S	Cerv chrOS curved size7 sterile	40-1025	***	***	***	***	***	***	***	***	***	***	***	***	***
870.934S	Cerv chrOS curved size8 sterile	40-1026	***	***	***	***	***	***	***	***	***	***	***	***	***
870.935S	Cerv chrOS curved size9 sterile	40-1027	***	***	***	***	***	***	***	***	***	***	***	***	***
870.936S	Cerv chrOS curved size10 sterile	40-1028	***	***	***	***	***	***	***	***	***	***	***	***	***
Preforms for Cervios US			***	***	***	***	***	***	***	***	***	***	***	***
710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	***	***	***	***	***	***	***	***	***	***	***	***	***
710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	***	***	***	***	***	***	***	***	***	***	***	***	***
710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	***	***	***	***	***	***	***	***	***	***	***	***	***
710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	***	***	***	***	***	***	***	***	***	***	***	***	***
710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	***	***	***	***	***	***	***	***	***	***	***	***	***
710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	***	***	***	***	***	***	***	***	***	***	***	***	***
710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	***	***	***	***	***	***	***	***	***	***	***	***	***
710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	***	***	***	***	***	***	***	***	***	***	***	***	***
710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	***	***	***	***	***	***	***	***	***	***	***	***	***
710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	***	***	***	***	***	***	***	***	***	***	***	***	***
710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	***	***	***	***	***	***	***	***	***	***	***	***	***
710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	***	***	***	***	***	***	***	***	***	***	***	***	***
710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	***	***	***	***	***	***	***	***	***	***	***	***	***
710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	***	***	***	***	***	***	***	***	***	***	***	***	***
710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	***	***	***	***	***	***	***	***	***	***	***	***	***
710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	***	***	***	***	***	***	***	***	***	***	***	***	***
			***	***	***	***	***	***	***	***	***	***	***	***	***
			***	***	***	***	***	***	***	***	***	***	***	***	***
ZERO P			***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	***	***	***	***	***	***	***	***	***	***	***	***	***
04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	***	***	***	***	***	***	***	***	***	***	***	***	***
			***	***	***	***	***	***	***	***	***	***	***	***	***
CYLINDERS			***	***	***	***	***	***	***	***	***	***	***	***	***
710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	***	***	***	***	***	***	***	***	***	***	***	***	***
710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	***	***	***	***	***	***	***	***	***	***	***	***	***
710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	***	***	***	***	***	***	***	***	***	***	***	***	***
710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	***	***	***	***	***	***	***	***	***	***	***	***	***
710.035S	chronOS Cylinder, 14mm Dia.	40-0950	***	***	***	***	***	***	***	***	***	***	***	***	***

2011 Rolling forecast				6/6/11	6/13/11	6/20/11	6/27/11	7/4/11	7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11	8/29/11
CERVIOS
Mat.No	Article	Semipr. US
710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	291				50
710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	291
BLOCKS
710.042S	chronOS Block, 5mm	40-0953	136		50							50
710.045S	chronOS Block, 12.5mm	40-0954	229
710.047S	chronOS Block, 20mm	40-0955	242			100	50				50				50
WEDGES
710.050S	chronOS Wedge, 10°	40-0956	262
710.051S	chronOS Wedge, 14°	40-0957	436	50
710.052S	chronOS Wedge, 18°	40-0958	436
710.053S	chronOS Wedge, 22°	40-0959	436
710.054S	chronOS Wedge, 26°	40-0960	436
HALF ROUND WEDGES
710.057S	chronOS Half-Round Wedge, 7°	40-0961	435
710.060S	chronOS Half-Round Wedge, 10°	40-0962	435
710.063S	chronOS Half-Round Wedge, 13°	40-0963	435		100					50				50

2011 CERVIOS			6/6/11	6/13/11	6/20/11	6/27/11	7/4/11	7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11	8/29/11
CERVIOS
Mat.No	Article	Semipr. US
710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	***	***	***	***	***	***	***	***	***	***	***	***	***
710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	***	***	***	***	***	***	***	***	***	***	***	***	***
BLOCKS			***	***	***	***	***	***	***	***	***	***	***	***	***
710.042S	chronOS Block, 5mm	40-0953	***	***	***	***	***	***	***	***	***	***	***	***	***
710.045S	chronOS Block, 12.5mm	40-0954	***	***	***	***	***	***	***	***	***	***	***	***	***
710.047S	chronOS Block, 20mm	40-0955	***	***	***	***	***	***	***	***	***	***	***	***	***
WEDGES			***	***	***	***	***	***	***	***	***	***	***	***	***
710.050S	chronOS Wedge, 10°	40-0956	***	***	***	***	***	***	***	***	***	***	***	***	***
710.051S	chronOS Wedge, 14°	40-0957	***	***	***	***	***	***	***	***	***	***	***	***	***
710.052S	chronOS Wedge, 18°	40-0958	***	***	***	***	***	***	***	***	***	***	***	***	***
710.053S	chronOS Wedge, 22°	40-0959	***	***	***	***	***	***	***	***	***	***	***	***	***
710.054S	chronOS Wedge, 26°	40-0960	***	***	***	***	***	***	***	***	***	***	***	***	***
HALF ROUND WEDGES			***	***	***	***	***	***	***	***	***	***	***	***	***
710.057S	chronOS Half-Round Wedge, 7°	40-0961	***	***	***	***	***	***	***	***	***	***	***	***	***
710.060S	chronOS Half-Round Wedge, 10°	40-0962	***	***	***	***	***	***	***	***	***	***	***	***	***
710.063S	chronOS Half-Round Wedge, 13°	40-0963	***	***	***	***	***	***	***	***	***	***	***	***	***
			***	***	***	***	***	***	***	***	***	***	***	***	***
			***	***	***	***	***	***	***	***	***	***	***	***	***
						***				***					***

Forecast Norian	Gross Planning April 2011 - March 2012

14133

Material	Description	04.11	05.11	06.11	07.11	08.11	09.11	10.11	11.11	12.11	01.12	02.12	03.12	Total
07.801.100D	Demo chronOS Strip 50*25*3													0
07.801.100S	chronOS Strip 50*25*3	203	205	206	207	207	208	208	208	209	208	209	209	2,487
07.801.101S	chronOS Strip 100*25*3	219	221	226	226	227	226	226	226	227	226	226	226	2,702
07.801.110D	Demo chronOS Strip 50*25*6													0
07.801.110S	chronOS Strip 50*25*6	139	140	150	151	150	151	151	151	150	151	151	151	1,786
07.801.111S	chronOS Strip 100*25*6	113	115	125	124	125	124	125	124	125	125	124	124	1,473
07.801.200.01D	Demo chronOS Strip vorgefertigt 47*18*3													0
07.801.200.02S	chronOS Strip vorgefertigt 47*18*3 Pck/2	4	3	4	4	4	3	4	4	4	3	4	4	45
08.510.110D	Demo SynPOR Folie 50*50 D.45	0	0	0	0	0	0	0	0	0	0	0	0	0
08.510.110S	SynPOR Folie 50*50 D.45	0	0	0	16	16	16	16	16	16	16	16	16	144
08.510.120D	Demo SynPOR Folie 50*50 D0.8	0	0	0	0	0	0	0	0	0	0	0	0	0
08.510.120S	SynPOR Folie 50*50 D0.8	0	0	0	43	43	43	43	43	43	43	43	43	387
08.510.130D	Demo SynPOR Folie 50*50 D1.5	0	0	0	0	0	0	0	0	0	0	0	0	0
08.510.130S	SynPOR Folie 50*50 D1.5	0	0	0	12	12	12	12	12	12	12	12	12	108
08.510.140D	Demo SynPOR Folie 50*50 D3	0	0	0	0	0	0	0	0	0	0	0	0	0
08.510.140S	SynPOR Folie 50*50 D3	0	0	0	12	12	12	12	12	12	12	12	12	108
08.510.540S	SynPOR Orbitabd-Pl 24*24 D0.8	0	0	0	15	15	15	15	15	15	15	15	15	135
08.510.541S	SynPOR Orbitabd-Pl 30*30 D0.8	0	0	0	32	32	32	32	32	32	32	32	32	288
08.510.542D	Demo SynPOR Orbitabd-Pl 35*35 D0.8	0	0	0	0	0	0	0	0	0	0	0	0	0
08.510.542S	SynPOR Orbitabd-Pl 35*35 D0.8	0	0	0	8	8	8	8	8	8	8	8	8	72
08.510.543S	SynPOR Orbitabd-Pl 24*24 D1.5	0	0	0	2	2	2	2	2	2	2	2	2	18
08.510.544S	SynPOR Orbitabd-Pl 30*30 D1.5	0	0	0	2	2	2	2	2	2	2	2	2	18
08.510.545S	SynPOR Orbitabd-Pl 35*35 D1.5	0	0	0	5	5	5	5	5	5	5	5	5	45
08.510.546D	Demo SynPOR Fächerpl kl Radius 35 D0.8	0	0	0	0	0	0	0	0	0	0	0	0	0
08.510.546S	SynPOR Fächerpl kl Radius 35 D0.8	0	0	0	12	12	12	12	12	12	12	12	12	108
08.510.547S	SynPOR Fächerpl kl Radius 35 D1.5	0	0	0	2	2	2	2	2	2	2	2	2	18
08.520.120S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	0	0	0	157	157	157	157	157	157	157	157	157	1,413
08.520.121D	Demo SynPOR/Titan Orbitabd-MaschenPl Rad	0	0	0	0	0	0	0	0	0	0	0	0	0
08.520.121S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	0	0	0	98	98	98	98	98	98	98	98	98	882
08.520.130S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	0	0	0	41	41	41	41	41	41	41	41	41	369
08.520.131S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	0	0	0	16	16	16	16	16	16	16	16	16	144
381.000.01S	Applikationsnadel 10ga*10cm 1er-Pck	42	43	42	43	42	43	43	42	43	42	43	42	510
381.000.03S	Applikationsnadel 10ga*10cm Pck/3Stk	3	2	2	3	2	2	3	2	2	3	2	2	28
381.001.03S	Applikationsnadel 12ga*7.5cm Pck/3Stk	4	4	5	4	4	4	4	4	4	4	5	4	50
381.002.01S	Applikationsnadel 12ga*10cm 1er-Pck	13	13	13	13	12	13	13	13	13	13	13	13	155
381.003.01S	Applikationsnadel 12ga*12.5cm 1er-Pck	9	10	9	9	9	9	9	10	9	9	9	9	110
710.111S	Syst f/Knochenmarkentnahme Biopsienadel													0
710.151S	Syst f/Knochenmarkentnahme Biopsienadel	38	38	40	40	40	40	40	41	74	57	72	51	571
CRS-0300-FRP	Norian Reinforced Fast Set Putty 3 cc	20	17	16	17	17	10	10	11	8	13	8	7	154
CRS-0500-FRP	Norian Reinforced Fast Set Putty 5 cc	48	45	44	46	46	19	21	22	20	25	18	18	372
CRS-1000-FRP	Norian Reinforced Fast Set Putty 10 cc	35	31	31	33	33	15	16	18	14	20	14	13	273
D000017	Demo Norian-Analogpaste Pck/4Stk													0
D000051	Demo Norian einspritzbar m/Fasern													0

Material	Description	04.11	05.11	06.11	07.11	08.11	09.11	10.11	11.11	12.11	01.12	02.12	03.12
07.801.100D	Demo chronOS Strip 50*25*3	—	—	—	—	—	—	—	—	—	—	—	—
07.801.100S	chronOS Strip 50*25*3	***	***	***	***	***	***	***	***	***	***	***	***
07.801.101S	chronOS Strip 100*25*3	***	***	***	***	***	***	***	***	***	***	***	***
07.801.110D	Demo chronOS Strip 50*25*6	***	***	***	***	***	***	***	***	***	***	***	***
07.801.110S	chronOS Strip 50*25*6	***	***	***	***	***	***	***	***	***	***	***	***
07.801.111S	chronOS Strip 100*25*6	***	***	***	***	***	***	***	***	***	***	***	***
07.801.200.01D	Demo chronOS Strip vorgefertigt 47*18*3	***	***	***	***	***	***	***	***	***	***	***	***
07.801.200.02S	chronOS Strip vorgefertigt 47*18*3 Pck/2	***	***	***	***	***	***	***	***	***	***	***	***
08.510.110D	Demo SynPOR Folie 50*50 D.45	***	***	***	***	***	***	***	***	***	***	***	***
08.510.110S	SynPOR Folie 50*50 D.45	***	***	***	***	***	***	***	***	***	***	***	***
08.510.120D	Demo SynPOR Folie 50*50 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.120S	SynPOR Folie 50*50 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.130D	Demo SynPOR Folie 50*50 D1.5	***	***	***	***	***	***	***	***	***	***	***	***
08.510.130S	SynPOR Folie 50*50 D1.5	***	***	***	***	***	***	***	***	***	***	***	***
08.510.140D	Demo SynPOR Folie 50*50 D3	***	***	***	***	***	***	***	***	***	***	***	***
08.510.140S	SynPOR Folie 50*50 D3	***	***	***	***	***	***	***	***	***	***	***	***
08.510.540S	SynPOR Orbitabd-Pl 24*24 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.541S	SynPOR Orbitabd-Pl 30*30 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.542D	Demo SynPOR Orbitabd-Pl 35*35 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.542S	SynPOR Orbitabd-Pl 35*35 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.543S	SynPOR Orbitabd-Pl 24*24 D1.5	***	***	***	***	***	***	***	***	***	***	***	***
08.510.544S	SynPOR Orbitabd-Pl 30*30 D1.5	***	***	***	***	***	***	***	***	***	***	***	***
08.510.545S	SynPOR Orbitabd-Pl 35*35 D1.5	***	***	***	***	***	***	***	***	***	***	***	***
08.510.546D	Demo SynPOR Fächerpl kl Radius 35 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.546S	SynPOR Fächerpl kl Radius 35 D0.8	***	***	***	***	***	***	***	***	***	***	***	***
08.510.547S	SynPOR Fächerpl kl Radius 35 D1.5	***	***	***	***	***	***	***	***	***	***	***	***
08.520.120S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	***	***	***	***	***	***	***	***	***	***	***	***
08.520.121D	Demo SynPOR/Titan Orbitabd-MaschenPl Rad	***	***	***	***	***	***	***	***	***	***	***	***
08.520.121S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	***	***	***	***	***	***	***	***	***	***	***	***
08.520.130S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	***	***	***	***	***	***	***	***	***	***	***	***
08.520.131S	SynPOR/Titan Orbitabd-MaschenPl Radius 4	***	***	***	***	***	***	***	***	***	***	***	***
381.000.01S	Applikationsnadel 10ga*10cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
381.000.03S	Applikationsnadel 10ga*10cm Pck/3Stk	***	***	***	***	***	***	***	***	***	***	***	***
381.001.03S	Applikationsnadel 12ga*7.5cm Pck/3Stk	***	***	***	***	***	***	***	***	***	***	***	***
381.002.01S	Applikationsnadel 12ga*10cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
381.003.01S	Applikationsnadel 12ga*12.5cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
710.111S	Syst f/Knochenmarkentnahme Biopsienadel	***	***	***	***	***	***	***	***	***	***	***	***
710.151S	Syst f/Knochenmarkentnahme Biopsienadel	***	***	***	***	***	***	***	***	***	***	***	***
CRS-0300-FRP	Norian Reinforced Fast Set Putty 3 cc	***	***	***	***	***	***	***	***	***	***	***	***
CRS-0500-FRP	Norian Reinforced Fast Set Putty 5 cc	***	***	***	***	***	***	***	***	***	***	***	***
CRS-1000-FRP	Norian Reinforced Fast Set Putty 10 cc	***	***	***	***	***	***	***	***	***	***	***	***
D000017	Demo Norian-Analogpaste Pck/4Stk	***	***	***	***	***	***	***	***	***	***	***	***
D000051	Demo Norian einspritzbar m/Fasern	***	***	***	***	***	***	***	***	***	***	***	***

Material	Description	04.11	05.11	06.11	07.11	08.11	09.11	10.11	11.11	12.11	01.12	02.12	03.12	Total
D000052	Demo Norian Fast Set Putty m/Fasern													0
DEM-FRS-010	Demo Drillable Reinforced f/Rotationsmis	10	10	10	10	10	10	10	10	10	10	10	10	120
DEM-FSP-100	Demo Norian Fast Set Putty 10 cc													0
DEM-NDC	Demo Norian Drillable Zylinder m/Schr													0
DEM-RMS-010	Demo SRS-Zementpackung f/Rotationsmischg													0
DEM-RPS-010	Demo Drillable Reinforced FSP	27	34	51	50	26	22	2	15	0	2	0	0	229
DLS-7083	Applikationsnadel 8ga*10cm Pck/5Stk	5	4	5	4	5	4	5	5	4	5	4	5	55
DLS-7089-01	Applikationsnadel 8ga*19cm 1er-Pck	1	0	1	0	1	0	1	0	1	0	1	0	6
DLS-7103	Applikationsnadel 10ga*10cm Pck/5Stk	5	4	5	4	5	4	5	5	4	5	4	5	55
DLS-7103-01	Applikationsnadel 10ga*10cm 1er-Pck	56	56	56	55	56	56	56	56	56	55	56	56	670
DLS-7121	Applikationsnadel 12ga*5cm Pck/5Stk	5	5	5	6	5	5	5	5	5	5	6	5	62
DLS-7122	Applikationsnadel 12ga*7.5cm Pck/5Stk													0
DLS-7122-01	Applikationsnadel 12ga*7.5cm 1er-Pck	12	12	12	12	12	12	12	12	12	13	12	12	145
DLS-7123	Applikationsnadel 12ga*10cm Pck/5Stk	4	4	3	4	4	4	4	4	3	4	4	4	46
DLS-7123-01	Applikationsnadel 12ga*10cm 1er-Pck	14	15	14	14	14	15	14	14	15	14	14	14	171
DLS-7124	Applikationsnadel 12ga*12.5cm Pck/5Stk	2	2	1	2	2	2	1	2	2	2	1	2	21
DLS-7124-01	Applikationsnadel 12ga*12.5cm 1er-Pck	15	16	15	16	15	15	16	15	16	15	15	16	185
DLS-7126	Applikationsnadel 12ga*10cm gebog Pck/5S	4	5	4	5	4	4	5	4	5	4	4	5	53
DLS-7126-01	Applikationsnadel 12ga*10cm gebog 1er-Pc	19	18	19	18	19	18	19	19	18	19	18	19	223
DLS-7141	Applikationsnadel 14ga*5cm Pck/5Stk	2	3	2	3	2	3	2	2	3	2	3	2	29
FSP-03-01	Norian CRS Fast Set Putty 3 cc	11	11	11	11	11	11	10	11	11	11	11	11	131
FSP-05-01	Norian CRS Fast Set Putty 5 cc	28	28	28	27	28	28	28	28	28	28	27	28	334
FSP-10-01	Norian CRS Fast Set Putty 10 cc	18	17	18	17	18	18	17	18	17	18	18	17	211
FSP-15-01	Norian CRS Fast Set Putty 15 cc	4	4	4	4	4	4	4	5	3	5	4	4	49
MXR-US-2000	Norian-Rotationsmischgerät	2	2	2	2	2	3	2	2	2	2	2	2	25
SRS-0300-FRI	Norian Drillable 3 cc												200	200
SRS-0300-FRP	Norian Drillable Fast Set Putty 3 cc	11	6	9	7	6	12	8	10	13	13	13	13	121
SRS-0300-RMS	Norian-SRS-Zementpackung f/Norian-Rotati	17	17	16	17	17	17	16	17	17	17	16	17	201
SRS-0500-FRI	Norian Drillable 5 cc	125	125	125	125	125	125						375	1,125
SRS-0500-FRP	Norian Drillable Fast Set Putty 5 cc	17	11	21	20	20	22	17	21	21	21	21	21	233
SRS-0500-RMS	Norian-SRS-Zementpackung f/Norian-Rotati	57	58	57	58	57	58	57	58	57			100	617
SRS-1000-FRI	Norian Drillable 10 cc	80	80	80	80	80	80	80	80	80	80	80	80	960
SRS-1000-FRP	Norian Drillable Fast Set Putty 10 cc	16	10	17	13	15	15	18	15	19	19	19	19	195
SRS-1000-RMS	Norian-SRS-Zementpackung f/Norian-Rotati	27	26	27	26	27	26	27	27	26	27	26	27	319
	Total each month	1,484	1,470	1,531	2,003	1,981	1,933	1,787	1,809	1,823	1,768	1,760	2,415	21,764

Material	Description	04.11	05.11	06.11	07.11	08.11	09.11	10.11	11.11	12.11	01.12	02.12	03.12
D000052	Demo Norian Fast Set Putty m/Fasern	***	***	***	***	***	***	***	***	***	***	***	***
DEM-FRS-010	Demo Drillable Reinforced f/Rotationsmis	***	***	***	***	***	***	***	***	***	***	***	***
DEM-FSP-100	Demo Norian Fast Set Putty 10 cc	***	***	***	***	***	***	***	***	***	***	***	***
DEM-NDC	Demo Norian Drillable Zylinder m/Schr	***	***	***	***	***	***	***	***	***	***	***	***
DEM-RMS-010	Demo SRS-Zementpackung f/Rotationsmischg	***	***	***	***	***	***	***	***	***	***	***	***
DEM-RPS-010	Demo Drillable Reinforced FSP	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7083	Applikationsnadel 8ga*10cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7089-01	Applikationsnadel 8ga*19cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7103	Applikationsnadel 10ga*10cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7103-01	Applikationsnadel 10ga*10cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7121	Applikationsnadel 12ga*5cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7122	Applikationsnadel 12ga*7.5cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7122-01	Applikationsnadel 12ga*7.5cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7123	Applikationsnadel 12ga*10cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7123-01	Applikationsnadel 12ga*10cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7124	Applikationsnadel 12ga*12.5cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7124-01	Applikationsnadel 12ga*12.5cm 1er-Pck	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7126	Applikationsnadel 12ga*10cm gebog Pck/5S	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7126-01	Applikationsnadel 12ga*10cm gebog 1er-Pc	***	***	***	***	***	***	***	***	***	***	***	***
DLS-7141	Applikationsnadel 14ga*5cm Pck/5Stk	***	***	***	***	***	***	***	***	***	***	***	***
FSP-03-01	Norian CRS Fast Set Putty 3 cc	***	***	***	***	***	***	***	***	***	***	***	***
FSP-05-01	Norian CRS Fast Set Putty 5 cc	***	***	***	***	***	***	***	***	***	***	***	***
FSP-10-01	Norian CRS Fast Set Putty 10 cc	***	***	***	***	***	***	***	***	***	***	***	***
FSP-15-01	Norian CRS Fast Set Putty 15 cc	***	***	***	***	***	***	***	***	***	***	***	***
MXR-US-2000	Norian-Rotationsmischgerät	***	***	***	***	***	***	***	***	***	***	***	***
SRS-0300-FRI	Norian Drillable 3 cc	***	***	***	***	***	***	***	***	***	***	***	***
SRS-0300-FRP	Norian Drillable Fast Set Putty 3 cc	***	***	***	***	***	***	***	***	***	***	***	***
SRS-0300-RMS	Norian-SRS-Zementpackung f/Norian-Rotati	***	***	***	***	***	***	***	***	***	***	***	***
SRS-0500-FRI	Norian Drillable 5 cc	***	***	***	***	***	***	***	***	***	***	***	***
SRS-0500-FRP	Norian Drillable Fast Set Putty 5 cc	***	***	***	***	***	***	***	***	***	***	***	***
SRS-0500-RMS	Norian-SRS-Zementpackung f/Norian-Rotati	***	***	***	***	***	***	***	***	***	***	***	***
SRS-1000-FRI	Norian Drillable 10 cc	***	***	***	***	***	***	***	***	***	***	***	***
SRS-1000-FRP	Norian Drillable Fast Set Putty 10 cc	***	***	***	***	***	***	***	***	***	***	***	***
SRS-1000-RMS	Norian-SRS-Zementpackung f/Norian-Rotati	***	***	***	***	***	***	***	***	***	***	***	***
	Total each month	***	***	***	***	***	***	***	***	***	***	***	***

Forecast update :	April 26, 2011	Reference:
once each quarter
Please be informed that a.m. values are for information only and doesn’t generate any obligations for Synthes at all.

Creater:	Martin Heusler
April 26, 2011

Contact Person	Markus Schütz	Definition Gross Planning
Synthes GmbH

a.m. quantities are gross planning values
	Tel +41 61 965 69 22	acutal stock at Norian or Synthes and pending purchase orders are not considere.
schuetz.markus@synthes.com

NORIAN TTP DATA

DOWNLOADED 05/10/2011 FROM

SYNTHES JDE FORECAST DATA

PRODUCT	QTY	MONTH	YEAR
07.704.003S		September	11	***	***
07.704.005S		September	11	***	***
07.704.010S		September	11	***	***
07.704.103S		September	11	***	***
07.704.105S		September	11	***	***
07.704.110S		September	11	***	***
07.801.101.99S	208	September	11	***	***
08.520.120S	48	September	11	***	***
08.520.221S	48	September	11	***	***
08.650.101S	65	September	11	***	***
615.03.01S	6	September	11	***	***
615.05.01S	34	September	11	***	***
615.10.01S	27	September	11	***	***
616.03.01S	6	September	11	***	***
616.05.01S	3	September	11	***	***
616.10.01S	8	September	11	***	***
DLS-7083-05S	10	September	11	***	***
DLS-7122-01S	20	September	11	***	***
SRS-005-RMS	10	September	11	***	***
					***	***
07.704.003S		October	11	***	***
07.704.005S		October	11	***	***
07.704.010S		October	11	***	***
07.704.103S		October	11	***	***
07.704.105S		October	11	***	***
07.704.110S		October	11	***	***
07.801.100.99S	216	October	11	***	***
07.801.101.99S	208	October	11	***	***
07.801.200.99S	160	October	11	***	***
08.520.121S	48	October	11	***	***
08.520.131S	48	October	11	***	***
08.520.221S	48	October	11	***	***
08.520.230S	48	October	11	***	***
08.650.101S	145	October	11	***	***
613.05.01S	166	October	11	***	***
615.03.01S	8	October	11	***	***
615.05.01S	41	October	11	***	***
615.10.01S	33	October	11	***	***
616.03.01S	7	October	11	***	***
616.05.01S	4	October	11	***	***
616.10.01S	11	October	11	***	***
710.111.99S	80	October	11	***	***
710.150.99S	80	October	11	***	***

PRODUCT	QTY	MONTH	YEAR
710.151.97S	80	October	11	***	***
710.151.99S	120	October	11	***	***
CRS-003-RMS	20	October	11	***	***
CRS-010-RMS	10	October	11	***	***
DLS-2000-US	150	October	11	***	***
DLS-7083-01S	70	October	11	***	***
DLS-7083-05S	10	October	11	***	***
DLS-7103-01S	40	October	11	***	***
DLS-7103-05S	10	October	11	***	***
DLS-7122-01S	120	October	11	***	***
DLS-7122-05S	10	October	11	***	***
DLS-7123-01S	20	October	11	***	***
DLS-7123-05S	10	October	11	***	***
DLS-7126-01S	40	October	11	***	***
DLS-7126-05S	10	October	11	***	***
NDL-08100-01	10	October	11	***	***
NDL-12050-SYN	10	October	11	***	***
NDL-12100-01	10	October	11	***	***
SRS-003-FSP	250	October	11	***	***
SRS-003-RMS	80	October	11	***	***
SRS-005-RMS	150	October	11	***	***
SRS-010-FSP	88	October	11	***	***
SRS-010-RMS	110	October	11	***	***
					***	***
07.704.003S	150	November	11	***	***
07.704.005S	350	November	11	***	***
07.704.010S	150	November	11	***	***
07.704.103S	45	November	11	***	***
07.704.105S	80	November	11	***	***
07.704.110S	45	November	11	***	***
07.801.100.99S	216	November	11	***	***
07.801.101.99S	312	November	11	***	***
08.510.120S	50	November	11	***	***
08.510.640S	50	November	11	***	***
08.520.220S	48	November	11	***	***
08.650.101S	105	November	11	***	***
613.10.01S	88	November	11	***	***
615.03.01S	8	November	11	***	***
615.05.01S	45	November	11	***	***
615.10.01S	36	November	11	***	***
616.03.01S	7	November	11	***	***
616.05.01S	4	November	11	***	***
616.10.01S	12	November	11	***	***
710.150.97S	80	November	11	***	***
710.150.99S	120	November	11	***	***
710.151.99S	160	November	11	***	***
CRS-003-RMS	20	November	11	***	***
CRS-005-RMS	10	November	11	***	***
DLS-7083-01S	80	November	11	***	***
DLS-7083-05S	10	November	11	***	***
DLS-7089-DTS	20	November	11	***	***
DLS-7103-01S	30	November	11	***	***

PRODUCT	QTY	MONTH	YEAR
DLS-7103-05S	10	November	11	***	***
DLS-7122-01S	120	November	11	***	***
DLS-7122-05S	10	November	11	***	***
DLS-7123-01S	40	November	11	***	***
DLS-7123-05S	10	November	11	***	***
DLS-7126-01S	20	November	11	***	***
DLS-7126-05S	10	November	11	***	***
DLS-7141-05S	10	November	11	***	***
NDL-08100-01	10	November	11	***	***
NDL-10100-SYN	10	November	11	***	***
NDL-12100-01	10	November	11	***	***
SRS-003-RMS	70	November	11	***	***
SRS-005-FSP	166	November	11	***	***
SRS-005-RMS	150	November	11	***	***
SRS-010-RMS	120	November	11	***	***
				***	***	***
07.704.003S	36	December	11	***	***
07.704.005S	68	December	11	***	***
07.704.010S	49	December	11	***	***
07.704.103S	6	December	11	***	***
07.704.105S	12	December	11	***	***
07.704.110S	9	December	11	***	***
07.801.101.99S	208	December	11	***	***
07.801.200.99S	160	December	11	***	***
08.510.540S	50	December	11	***	***
08.520.120S	48	December	11	***	***
08.520.121S	48	December	11	***	***
08.520.221S	48	December	11	***	***
08.650.101S	105	December	11	***	***
613.05.01S	166	December	11	***	***
613.15.01S	60	December	11	***	***
615.03.01S	9	December	11	***	***
615.05.01S	49	December	11	***	***
615.10.01S	39	December	11	***	***
616.03.01S	8	December	11	***	***
616.05.01S	4	December	11	***	***
616.10.01S	14	December	11	***	***
710.111.99S	80	December	11	***	***
710.150.99S	120	December	11	***	***
710.151.99S	120	December	11	***	***
CRS-003-RMS	10	December	11	***	***
CRS-005-RMS	10	December	11	***	***
CRS-010-RMS	10	December	11	***	***
DLS-7083-01S	80	December	11	***	***
DLS-7083-05S	10	December	11	***	***
DLS-7089-DTS	20	December	11	***	***
DLS-7103-01S	40	December	11	***	***
DLS-7121-05S	10	December	11	***	***
DLS-7122-01S	100	December	11	***	***
DLS-7122-05S	10	December	11	***	***
DLS-7123-01S	20	December	11	***	***
DLS-7124-05S	10	December	11	***	***

PRODUCT	QTY	MONTH	YEAR
DLS-7126-01S	40	December	11	***	***
NDL-08100-01	10	December	11	***	***
NDL-12100-01	10	December	11	***	***
SRS-003-RMS	70	December	11	***	***
SRS-005-RMS	150	December	11	***	***
SRS-010-RMS	110	December	11	***	***
				***	***	***
07.704.003S	42	January	12	***	***
07.704.005S	78	January	12	***	***
07.704.010S	56	January	12	***	***
07.704.103S	7	January	12	***	***
07.704.105S	13	January	12	***	***
07.704.110S	10	January	12	***	***
07.801.100.99S	216	January	12	***	***
07.801.101.99S	312	January	12	***	***
07.801.111.99S	208	January	12	***	***
08.520.121S	48	January	12	***	***
08.520.130S	48	January	12	***	***
08.520.220S	48	January	12	***	***
08.520.221S	48	January	12	***	***
08.650.101S	105	January	12	***	***
613.03.01S	250	January	12	***	***
613.10.01S	88	January	12	***	***
615.03.01S	7	January	12	***	***
615.05.01S	37	January	12	***	***
615.10.01S	30	January	12	***	***
616.03.01S	4	January	12	***	***
616.05.01S	3	January	12	***	***
616.10.01S	13	January	12	***	***
710.111.99S	80	January	12	***	***
710.150.99S	80	January	12	***	***
710.151.97S	80	January	12	***	***
710.151.99S	120	January	12	***	***
CRS-003-RMS	20	January	12	***	***
CRS-005-RMS	10	January	12	***	***
CRS-010-RMS	10	January	12	***	***
DLS-7083-01S	70	January	12	***	***
DLS-7089-DTS	20	January	12	***	***
DLS-7103-01S	30	January	12	***	***
DLS-7103-05S	10	January	12	***	***
DLS-7122-01S	120	January	12	***	***
DLS-7122-05S	20	January	12	***	***
DLS-7123-01S	40	January	12	***	***
DLS-7123-05S	10	January	12	***	***
DLS-7126-01S	20	January	12	***	***
DLS-7126-05S	10	January	12	***	***
NDL-08100-01	10	January	12	***	***
NDL-10100-01	10	January	12	***	***
NDL-12100-01	20	January	12	***	***
SRS-003-RMS	80	January	12	***	***
SRS-005-RMS	150	January	12	***	***
SRS-010-RMS	120	January	12	***	***

PRODUCT	QTY	MONTH	YEAR
				***	***	***
07.704.003S	44	February	12	***	***
07.704.005S	82	February	12	***	***
07.704.010S	60	February	12	***	***
07.704.103S	8	February	12	***	***
07.704.105S	14	February	12	***	***
07.704.110S	10	February	12	***	***
07.801.100.99S	216	February	12	***	***
07.801.101.99S	208	February	12	***	***
07.801.110.99S	216	February	12	***	***
07.801.200.99S	160	February	12	***	***
08.510.120S	50	February	12	***	***
08.510.646S	50	February	12	***	***
08.520.131S	48	February	12	***	***
08.520.221S	48	February	12	***	***
615.03.01S	8	February	12	***	***
615.05.01S	45	February	12	***	***
615.10.01S	36	February	12	***	***
616.03.01S	5	February	12	***	***
616.05.01S	3	February	12	***	***
616.10.01S	15	February	12	***	***
710.111.97S	80	February	12	***	***
710.150.99S	120	February	12	***	***
710.151.99S	160	February	12	***	***
CRS-003-RMS	20	February	12	***	***
DEM-FSP-010	88	February	12	***	***
DLS-7083-01S	80	February	12	***	***
DLS-7083-05S	10	February	12	***	***
DLS-7089-DTS	10	February	12	***	***
DLS-7103-01S	40	February	12	***	***
DLS-7122-01S	120	February	12	***	***
DLS-7122-05S	10	February	12	***	***
DLS-7123-01S	20	February	12	***	***
DLS-7123-05S	10	February	12	***	***
DLS-7126-01S	40	February	12	***	***
DLS-7126-05S	10	February	12	***	***
NDL-08100-01	10	February	12	***	***
NDL-12100-01	10	February	12	***	***
SRS-003-RMS	70	February	12	***	***
SRS-005-RMS	150	February	12	***	***
SRS-010-RMS	110	February	12	***	***
				***	***	***
07.704.003S	47	March	12	***	***
07.704.005S	87	March	12	***	***
07.704.010S	64	March	12	***	***
07.704.103S	8	March	12	***	***
07.704.105S	15	March	12	***	***
07.704.110S	12	March	12	***	***
07.801.101.99S	312	March	12	***	***
07.801.200.99S	160	March	12	***	***
08.510.220S	50	March	12	***	***
08.510.541S	50	March	12	***	***

PRODUCT	QTY	MONTH	YEAR
08.520.120S	48	March	12	***	***
08.520.121S	48	March	12	***	***
08.520.220S	48	March	12	***	***
08.520.221S	48	March	12	***	***
613.05.01S	166	March	12	***	***
613.10.01S	88	March	12	***	***
615.03.01S	8	March	12	***	***
615.05.01S	48	March	12	***	***
615.10.01S	39	March	12	***	***
616.03.01S	5	March	12	***	***
616.05.01S	3	March	12	***	***
616.10.01S	17	March	12	***	***
710.111.99S	80	March	12	***	***
710.150.99S	80	March	12	***	***
710.151.99S	120	March	12	***	***
CRS-003-RMS	10	March	12	***	***
CRS-005-RMS	10	March	12	***	***
CRS-010-RMS	10	March	12	***	***
DLS-7083-01S	80	March	12	***	***
DLS-7083-05S	10	March	12	***	***
DLS-7089-DTS	20	March	12	***	***
DLS-7103-01S	40	March	12	***	***
DLS-7103-05S	10	March	12	***	***
DLS-7121-05S	10	March	12	***	***
DLS-7122-01S	120	March	12	***	***
DLS-7122-05S	10	March	12	***	***
DLS-7123-01S	40	March	12	***	***
DLS-7123-05S	10	March	12	***	***
DLS-7124-05S	10	March	12	***	***
DLS-7126-01S	20	March	12	***	***
DLS-7141-05S	10	March	12	***	***
NDL-08100-01	10	March	12	***	***
NDL-12100-01	10	March	12	***	***
SRS-003-RMS	80	March	12	***	***
SRS-005-RMS	150	March	12	***	***
SRS-010-RMS	120	March	12	***	***
				***	***	***
07.704.003S	49	April	12	***	***
07.704.005S	92	April	12	***	***
07.704.010S	66	April	12	***	***
07.704.103S	8	April	12	***	***
07.704.105S	16	April	12	***	***
07.704.110S	12	April	12	***	***
07.801.100.99S	216	April	12	***	***
07.801.101.99S	208	April	12	***	***
08.510.542S	50	April	12	***	***
08.510.547S	50	April	12	***	***
08.520.221S	48	April	12	***	***
08.520.231S	48	April	12	***	***
613.15.01S	60	April	12	***	***
615.03.01S	9	April	12	***	***
615.05.01S	52	April	12	***	***

PRODUCT	QTY	MONTH	YEAR
615.10.01S	42	April	12	***	***
616.03.01S	6	April	12	***	***
616.05.01S	4	April	12	***	***
616.10.01S	18	April	12	***	***
710.111.99S	80	April	12	***	***
710.150.99S	120	April	12	***	***
710.151.99S	120	April	12	***	***
CRS-003-RMS	20	April	12	***	***
CRS-005-RMS	10	April	12	***	***
DLS-2000-US	150	April	12	***	***
DLS-7083-01S	80	April	12	***	***
DLS-7083-05S	10	April	12	***	***
DLS-7089-DTS	20	April	12	***	***
DLS-7103-01S	30	April	12	***	***
DLS-7103-05S	10	April	12	***	***
DLS-7122-01S	120	April	12	***	***
DLS-7122-05S	10	April	12	***	***
DLS-7123-01S	20	April	12	***	***
DLS-7126-01S	40	April	12	***	***
DLS-7126-05S	10	April	12	***	***
NDL-08100-01	10	April	12	***	***
NDL-12100-01	10	April	12	***	***
SRS-003-RMS	70	April	12	***	***
SRS-005-RMS	150	April	12	***	***
SRS-010-FSP	88	April	12	***	***
SRS-010-RMS	110	April	12	***	***
				***	***	***
07.704.003S	49	May	12	***	***
07.704.005S	92	May	12	***	***
07.704.010S	66	May	12	***	***
07.704.103S	8	May	12	***	***
07.704.105S	16	May	12	***	***
07.704.110S	12	May	12	***	***
07.801.100.99S	216	May	12	***	***
07.801.101.99S	312	May	12	***	***
07.801.200.99S	160	May	12	***	***
08.510.110S	50	May	12	***	***
08.510.120S	50	May	12	***	***
08.520.121S	48	May	12	***	***
08.520.220S	48	May	12	***	***
08.520.221S	48	May	12	***	***
613.10.01S	88	May	12	***	***
615.03.01S	9	May	12	***	***
615.05.01S	52	May	12	***	***
615.10.01S	42	May	12	***	***
616.03.01S	6	May	12	***	***
616.05.01S	4	May	12	***	***
616.10.01S	20	May	12	***	***
710.150.97S	80	May	12	***	***
710.150.99S	80	May	12	***	***
710.151.97S	80	May	12	***	***
710.151.99S	160	May	12	***	***

PRODUCT	QTY	MONTH	YEAR
CRS-003-RMS	201	May	12	***	***
CRS-010-RMS	10	May	12	***	***
DLS-7083-01S	70	May	12	***	***
DLS-7083-05S	10	May	12	***	***
DLS-7089-DTS	10	May	12	***	***
DLS-7103-01S	40	May	12	***	***
DLS-7122-01S	100	May	12	***	***
DLS-7122-05S	10	May	12	***	***
DLS-7123-01S	40	May	12	***	***
DLS-7123-05S	10	May	12	***	***
DLS-7126-01S	20	May	12	***	***
DLS-7126-05S	10	May	12	***	***
NDL-08100-01	10	May	12	***	***
NDL-12100-01	10	May	12	***	***
SRS-003-RMS	70	May	12	***	***
SRS-005-RMS	150	May	12	***	***
SRS-010-RMS	110	May	12	***	***
SRS-015-FSP	60	May	12	***	***
				***	***	***
07.704.003S	49	June	12	***	***
07.704.005S	92	June	12	***	***
07.704.010S	66	June	12	***	***
07.704.103S	8	June	12	***	***
07.704.105S	16	June	12	***	***
07.704.110S	12	June	12	***	***
07.801.101.99S	208	June	12	***	***
07.801.111.99S	208	June	12	***	***
08.510.540S	50	June	12	***	***
08.520.120S	48	June	12	***	***
08.520.121S	48	June	12	***	***
08.520.131S	48	June	12	***	***
613.05.01S	166	June	12	***	***
615.03.01S	10	June	12	***	***
615.05.01S	56	June	12	***	***
615.10.01S	45	June	12	***	***
616.03.01S	7	June	12	***	***
616.05.01S	4	June	12	***	***
616.10.01S	21	June	12	***	***
710.111.99S	80	June	12	***	***
710.150.99S	120	June	12	***	***
710.151.99S	120	June	12	***	***
CRS-003-RMS	20	June	12	***	***
CRS-005-RMS	10	June	12	***	***
CRS-010-RMS	10	June	12	***	***
DLS-7083-01S	80	June	12	***	***
DLS-7083-05S	10	June	12	***	***
DLS-7089-DTS	10	June	12	***	***
DLS-7103-01S	30	June	12	***	***
DLS-7103-05S	10	June	12	***	***
DLS-7122-01S	120	June	12	***	***
DLS-7122-05S	10	June	12	***	***
DLS-7123-01S	20	June	12	***	***

PRODUCT	QTY	MONTH	YEAR
DLS-7123-05S	10	June	12	***	***
DLS-7126-01S	40	June	12	***	***
DLS-7126-05S	10	June	12	***	***
DLS-7141-05S	10	June	12	***	***
NDL-08100-01	10	June	12	***	***
NDL-12100-01	10	June	12	***	***
SRS-003-RMS	80	June	12	***	***
SRS-005-RMS	150	June	12	***	***
SRS-010-RMS	120	June	12	***	***
				***	***	***
07.704.003S	49	July	12	***	***
07.704.005S	92	July	12	***	***
07.704.010S	66	July	12	***	***
07.704.103S	8	July	12	***	***
07.704.105S	16	July	12	***	***
07.704.110S	12	July	12	***	***
07.801.100.99S	216	July	12	***	***
07.801.101.99S	208	July	12	***	***
07.801.200.99S	160	July	12	***	***
08.510.640S	50	July	12	***	***
08.520.220S	48	July	12	***	***
08.520.221S	48	July	12	***	***
613.10.01S	88	July	12	***	***
615.03.01S	12	July	12	***	***
615.05.01S	50	July	12	***	***
615.10.01S	36	July	12	***	***
615.15.01S	16	July	12	***	***
616.03.01S	11	July	12	***	***
616.05.01S	7	July	12	***	***
616.10.01S	5	July	12	***	***
710.111.99S	80	July	12	***	***
710.150.99S	120	July	12	***	***
710.151.99S	120	July	12	***	***
CRS-003-RMS	10	July	12	***	***
CRS-005-RMS	10	July	12	***	***
DLS-7083-01S	80	July	12	***	***
DLS-7083-05S	10	July	12	***	***
DLS-7089-DTS	20	July	12	***	***
DLS-7103-01S	40	July	12	***	***
DLS-7121-05S	10	July	12	***	***
DLS-7122-01S	120	July	12	***	***
DLS-7122-05S	10	July	12	***	***
DLS-7123-01S	40	July	12	***	***
DLS-7124-05S	10	July	12	***	***
DLS-7126-01S	40	July	12	***	***
NDL-08100-01	10	July	12	***	***
NDL-12100-01	10	July	12	***	***
SRS-003-RMS	70	July	12	***	***
SRS-005-RMS	150	July	12	***	***
SRS-010-RMS	110	July	12	***	***
				***	***	***
07.704.003S	49	August	12	***	***

PRODUCT	QTY	MONTH	YEAR
07.704.005S	92	August	12	***	***
07.704.010S	66	August	12	***	***
07.704.103S	8	August	12	***	***
07.704.105S	16	August	12	***	***
07.704.110S	12	August	12	***	***
07.801.100.99S	216	August	12	***	***
07.801.101.99S	312	August	12	***	***
07.801.200.99S	160	August	12	***	***
08.510.120S	50	August	12	***	***
08.520.121S	48	August	12	***	***
08.520.221S	48	August	12	***	***
613.15.01S	60	August	12	***	***
615.03.01S	12	August	12	***	***
615.05.01S	52	August	12	***	***
615.10.01S	38	August	12	***	***
615.15.01S	17	August	12	***	***
616.03.01S	12	August	12	***	***
616.05.01S	8	August	12	***	***
616.10.01S	5	August	12	***	***
710.150.99S	80	August	12	***	***
710.151.97S	80	August	12	***	***
710.151.99S	120	August	12	***	***
CRS-003-RMS	20	August	12	***	***
CRS-010-RMS	10	August	12	***	***
DLS-7083-01S	70	August	12	***	***
DLS-7083-05S	10	August	12	***	***
DLS-7089-DTS	10	August	12	***	***
DLS-7103-01S	40	August	12	***	***
DLS-7103-05S	10	August	12	***	***
DLS-7122-01S	120	August	12	***	***
DLS-7122-05S	10	August	12	***	***
DLS-7123-01S	20	August	12	***	***
DLS-7123-05S	10	August	12	***	***
DLS-7126-01S	20	August	12	***	***
DLS-7126-05S	10	August	12	***	***
NDL-08100-01	10	August	12	***	***
NDL-12100-01	10	August	12	***	***
SRS-003-RMS	80	August	12	***	***
SRS-005-FSP	166	August	12	***	***
SRS-005-RMS	150	August	12	***	***
SRS-010-RMS	120	August	12	***	***
				***	***	***
07.704.010S	66	September	12	***	***
07.704.103S	8	September	12	***	***
07.704.105S	16	September	12	***	***
07.704.110S	12	September	12	***	***
07.801.101.99S	208	September	12	***	***
08.510.130S	50	September	12	***	***
08.520.120S	48	September	12	***	***
08.520.121S	48	September	12	***	***
08.520.131S	48	September	12	***	***
08.520.220S	48	September	12	***	***

PRODUCT	QTY	MONTH	YEAR
08.520.221S	48	September	12	***	***
613.05.01S	166	September	12	***	***
615.03.01S	13	September	12	***	***
615.05.01S	55	September	12	***	***
615.10.01S	40	September	12	***	***
615.15.01S	18	September	12	***	***
616.03.01S	13	September	12	***	***
616.05.01S	8	September	12	***	***
616.10.01S	5	September	12	***	***
710.111.99S	80	September	12	***	***
710.150.99S	120	September	12	***	***
710.151.99S	160	September	12	***	***
CRS-003-RMS	20	September	12	***	***
CRS-005-RMS	10	September	12	***	***
DLS-7083-01S	80	September	12	***	***
DLS-7083-05S	10	September	12	***	***
DLS-7089-DTS	10	September	12	***	***
DLS-7103-01S	30	September	12	***	***
DLS-7103-05S	10	September	12	***	***
DLS-7122-01S	120	September	12	***	***
DLS-7122-05S	10	September	12	***	***
DLS-7123-01S	40	September	12	***	***
DLS-7123-05S	10	September	12	***	***
DLS-7126-01S	40	September	12	***	***
DLS-7126-05S	10	September	12	***	***
DLS-7141-05S	10	September	12	***	***
NDL-08100-01	10	September	12	***	***
NDL-10100-SYN	10	September	12	***	***
NDL-12100-01	10	September	12	***	***
SRS-003-RMS	70	September	12	***	***
SRS-005-RMS	150	September	12	***	***
SRS-010-RMS	110	September	12	***	***
07.704.003S	49	September	12	***	***
07.704.005S	92	September	12	***	***
				***	***	*	**
07.704.003S	49	October	12	***	***
07.704.005S	92	October	12	***	***
07.704.010S	66	October	12	***	***
07.704.103S	8	October	12	***	***
07.704.105S	16	October	12	***	***
07.704.110S	12	October	12	***	***
07.801.100.99S	216	October	12	***	***
07.801.101.99S	312	October	12	***	***
07.801.111.99S	208	October	12	***	***
07.801.200.99S	160	October	12	***	***
08.520.130S	48	October	12	***	***
08.520.221S	48	October	12	***	***
613.10.01S	88	October	12	***	***
615.03.01S	14	October	12	***	***
615.05.01S	56	October	12	***	***
615.10.01S	40	October	12	***	***
615.15.01S	19	October	12	***	***

PRODUCT	QTY	MONTH	YEAR
616.03.01S	14	October	12	***	***
616.05.01S	9	October	12	***	***
616.10.01S	6	October	12	***	***
710.111.99S	80	October	12	***	***
710.150.99S	80	October	12	***	***
710.151.99S	120	October	12	***	***
CRS-003-RMS	10	October	12	***	***
CRS-005-RMS	10	October	12	***	***
CRS-010-RMS	10	October	12	***	***
DLS-7083-01S	80	October	12	***	***
DLS-7083-05S	10	October	12	***	***
DLS-7089-DTS	10	October	12	***	***
DLS-7103-01S	40	October	12	***	***
DLS-7121-05S	10	October	12	***	***
DLS-7122-01S	100	October	12	***	***
DLS-7122-05S	10	October	12	***	***
DLS-7123-01S	20	October	12	***	***
DLS-7124-05S	10	October	12	***	***
DLS-7126-01S	20	October	12	***	***
NDL-08100-01	10	October	12	***	***
NDL-12100-01	10	October	12	***	***
SRS-003-RMS	70	October	12	***	***
SRS-005-RMS	150	October	12	***	***
SRS-010-RMS	110	October	12	***	***	***

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						5/2/11	5/9/11	5/16/11	5/23/11	5/30/11	6/6/11	6/13/11	6/20/11	6/27/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100			150			200		200
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100		50	250			200			200
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112		150			150			50
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112			100				100
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132								50
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132	250			150			200
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138	250			300			300
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132		200			200			100
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132		50				50		50
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172

		Preforms for Cervios US					16600
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100					100				220
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112	50					100
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112									120
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172		50			100
							1890

		PLIVIOS
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129
1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128
1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128
1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128
1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128
1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128

		SYNCAGE PROMOTIVE
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229
1				40-0966	515227	1048	0	207
1				40-0996	515228	1593	0	241
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200
1				40-0967	515230	255	0	207
1				40-0997	515231	255	0	241
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229
1				40-0968	515233	350	0	207
1				40-0998	515234	739	0	241
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241
1				40-0969	515236	43	0	241
1				40-0999	515237	89	0	241
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207
1				40-0979	514567	100	0	229
1				40-0994	514568	139	0	220
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207
1				40-0985	515239	113	0	207
1				40-1000	515240	300	0	241
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207
1				40-0980	514571	460	0	229
1				40-0995	514572	850	0	235
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207
1				40-0986	515242	460	0	229
1				40-1001	515243	696	0	241
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241
1				40-0987	515245	154	0	229
1				40-1002	515246	225	0	242
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242
1				40-0988	515248	39	0	229
1				40-1003	515249	82	0	229
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229
1				40-0989	517262	12	0	229
1				40-1004	517264	221	0	242
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229
1				40-0975	517268	93	0	207
1				40-1005	517270	124	0	207
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207
1				40-0976	517303	58	0	207
1				40-1006	517306	166	0	207
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207
1				40-0977	517315	83	0	207
1				40-1007	517318	171	0	207
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229			20
1				40-0978	517322	32	0	207			20
1				40-1008	517324	101	0	242

		ZERO P
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114

mill	turn		REAL NEED VERSION						Quartal 3
			2011 Rolling forecast						7/4/11	7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11	8/29/11	9/5/11	9/12/11	9/19/11	9/26/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100			150	100	50		150				150	150
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100			200				200				50
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112		200				200				200		50
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112			100				100				100
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132						50						50
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132	200				150				250				150
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138	300				250				250				250
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132		200				200				200		100
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132		100				50				50		50
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172

		Preforms for Cervios US					16600
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112				200				200
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172				200				200
							1890

		PLIVIOS
		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129
		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128
		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128
		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128
		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128
		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128

		SYNCAGE PROMOTIVE
		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229
				40-0966	515227	1048	0	207
				40-0996	515228	1593	0	241
		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200
				40-0967	515230	255	0	207
				40-0997	515231	255	0	241
		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229
				40-0968	515233	350	0	207
				40-0998	515234	739	0	241
		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241
				40-0969	515236	43	0	241
				40-0999	515237	89	0	241
		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207
				40-0979	514567	100	0	229
				40-0994	514568	139	0	220
		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207
				40-0985	515239	113	0	207
				40-1000	515240	300	0	241
		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207
				40-0980	514571	460	0	229
				40-0995	514572	850	0	235
		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207
				40-0986	515242	460	0	229
				40-1001	515243	696	0	241
		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241
				40-0987	515245	154	0	229
				40-1002	515246	225	0	242
		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242

				40-0988	515248	39	0	229

				40-1003	515249	82	0	229
		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229

				40-0989	517262	12	0	229

				40-1004	517264	221	0	242
		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229

				40-0975	517268	93	0	207

				40-1005	517270	124	0	207
		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207

				40-0976	517303	58	0	207

				40-1006	517306	166	0	207
		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207
				40-0977	517315	83	0	207
				40-1007	517318	171	0	207
		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229
				40-0978	517322	32	0	207
				40-1008	517324	101	0	242

		ZERO P
		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114	40
		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114

mill	turn		REAL NEED VERSION						Quartal 4
			2011 Rolling forecast						10/3/11	10/10/11	10/17/11	10/24/11	10/31/11	11/7/11	11/14/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100		150			150
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100	100				200
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112				200			200
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112	100				100
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132			250			150
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138		250	250			250
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132				200			200
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132				100			50
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172

		Preforms for Cervios US					16600
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132	50
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138	50
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172
							1890

		PLIVIOS
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129

1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128

1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128

1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128

1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128

1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128

		SYNCAGE PROMOTIVE
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229
1				40-0966	515227	1048	0	207
1				40-0996	515228	1593	0	241
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200
1				40-0967	515230	255	0	207
1				40-0997	515231	255	0	241
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229
1				40-0968	515233	350	0	207
1				40-0998	515234	739	0	241
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241
1				40-0969	515236	43	0	241
1				40-0999	515237	89	0	241
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207
1				40-0979	514567	100	0	229
1				40-0994	514568	139	0	220
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207
1				40-0985	515239	113	0	207
1				40-1000	515240	300	0	241
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207
1				40-0980	514571	460	0	229
1				40-0995	514572	850	0	235
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207
1				40-0986	515242	460	0	229
1				40-1001	515243	696	0	241
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241
1				40-0987	515245	154	0	229
1				40-1002	515246	225	0	242
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242
1				40-0988	515248	39	0	229
1				40-1003	515249	82	0	229
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229
1				40-0989	517262	12	0	229
1				40-1004	517264	221	0	242
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229
1				40-0975	517268	93	0	207
1				40-1005	517270	124	0	207
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207
1				40-0976	517303	58	0	207
1				40-1006	517306	166	0	207
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207
1				40-0977	517315	83	0	207
1				40-1007	517318	171	0	207
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229
1				40-0978	517322	32	0	207
1				40-1008	517324	101	0	242

		ZERO P
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114

mill	turn		REAL NEED VERSION						Quartal 4
			2011 Rolling forecast						11/21/11	11/28/11	12/5/11	12/12/11	12/19/11	12/26/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100	150			150		150
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100	200			50
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112			150			50
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112	100			100
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132						50
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132		150			150
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138		250			250
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132			200			100
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132			50			50
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172

		Preforms for Cervios US					16600
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172
							1890

		PLIVIOS
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129

1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128

1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128

1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128

1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128

1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128

		SYNCAGE PROMOTIVE
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229
1				40-0966	515227	1048	0	207
1				40-0996	515228	1593	0	241
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200
1				40-0967	515230	255	0	207
1				40-0997	515231	255	0	241
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229
1				40-0968	515233	350	0	207
1				40-0998	515234	739	0	241
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241
1				40-0969	515236	43	0	241
1				40-0999	515237	89	0	241
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207
1				40-0979	514567	100	0	229
1				40-0994	514568	139	0	220
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207
1				40-0985	515239	113	0	207
1				40-1000	515240	300	0	241
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207
1				40-0980	514571	460	0	229
1				40-0995	514572	850	0	235
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207
1				40-0986	515242	460	0	229
1				40-1001	515243	696	0	241
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241
1				40-0987	515245	154	0	229
1				40-1002	515246	225	0	242
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242
1				40-0988	515248	39	0	229
1				40-1003	515249	82	0	229
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229
1				40-0989	517262	12	0	229
1				40-1004	517264	221	0	242
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229
1				40-0975	517268	93	0	207
1				40-1005	517270	124	0	207
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207
1				40-0976	517303	58	0	207
1				40-1006	517306	166	0	207
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207
1				40-0977	517315	83	0	207
1				40-1007	517318	171	0	207
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229
1				40-0978	517322	32	0	207
1				40-1008	517324	101	0	242

		ZERO P
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						5/2/11		5/9/11		5/16/11		5/23/11		5/30/11		6/6/11		6/13/11		6/20/11		6/27/11		7/4/11
																	***								***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**

		Preforms for Cervios US					16600		*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
							1890		*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**

		PLIVIOS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
									*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**

		SYNCAGE PROMOTIVE							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0966	515227	1048	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0996	515228	1593	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0967	515230	255	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0997	515231	255	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0968	515233	350	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0998	515234	739	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0969	515236	43	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0999	515237	89	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0979	514567	100	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0994	514568	139	0	220	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0985	515239	113	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1000	515240	300	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0980	514571	460	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0995	514572	850	0	235	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0986	515242	460	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1001	515243	696	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0987	515245	154	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1002	515246	225	0	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0988	515248	39	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1003	515249	82	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0989	517262	12	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1004	517264	221	0	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0975	517268	93	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1005	517270	124	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0976	517303	58	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1006	517306	166	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0977	517315	83	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1007	517318	171	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-0978	517322	32	0	207	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				40-1008	517324	101	0	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
									*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**

		ZERO P							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11
											***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100	***	***	***	***	***	***	***
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100	***	***	***	***	***	***	***
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112	***	***	***	***	***	***	***
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112	***	***	***	***	***	***	***
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132	***	***	***	***	***	***	***
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132	***	***	***	***	***	***	***
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132	***	***	***	***	***	***	***
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138	***	***	***	***	***	***	***
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132	***	***	***	***	***	***	***
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132	***	***	***	***	***	***	***
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172	***	***	***	***	***	***	***
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172	***	***	***	***	***	***	***

		Preforms for Cervios US					16600		***	***	***	***	***	***	***
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100	***	***	***	***	***	***	***
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100	***	***	***	***	***	***	***
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100	***	***	***	***	***	***	***
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112	***	***	***	***	***	***	***
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132	***	***	***	***	***	***	***
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138	***	***	***	***	***	***	***
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132	***	***	***	***	***	***	***
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171	***	***	***	***	***	***	***
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112	***	***	***	***	***	***	***
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112	***	***	***	***	***	***	***
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112	***	***	***	***	***	***	***
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112	***	***	***	***	***	***	***
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132	***	***	***	***	***	***	***
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132	***	***	***	***	***	***	***
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138	***	***	***	***	***	***	***
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172	***	***	***	***	***	***	***
							1890		***	***	***	***	***	***	***

		PLIVIOS							***	***	***	***	***	***	***
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129	***	***	***	***	***	***	***
1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128	***	***	***	***	***	***	***
1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128	***	***	***	***	***	***	***
1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128	***	***	***	***	***	***	***
1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128	***	***	***	***	***	***	***
1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128	***	***	***	***	***	***	***
									***	***	***	***	***	***	***

		SYNCAGE PROMOTIVE							***	***	***	***	***	***	***
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229	***	***	***	***	***	***	***
1				40-0966	515227	1048	0	207	***	***	***	***	***	***	***
1				40-0996	515228	1593	0	241	***	***	***	***	***	***	***
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200	***	***	***	***	***	***	***
1				40-0967	515230	255	0	207	***	***	***	***	***	***	***
1				40-0997	515231	255	0	241	***	***	***	***	***	***	***
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229	***	***	***	***	***	***	***
1				40-0968	515233	350	0	207	***	***	***	***	***	***	***
1				40-0998	515234	739	0	241	***	***	***	***	***	***	***
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241	***	***	***	***	***	***	***
1				40-0969	515236	43	0	241	***	***	***	***	***	***	***
1				40-0999	515237	89	0	241	***	***	***	***	***	***	***
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207	***	***	***	***	***	***	***
1				40-0979	514567	100	0	229	***	***	***	***	***	***	***
1				40-0994	514568	139	0	220	***	***	***	***	***	***	***
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207	***	***	***	***	***	***	***
1				40-0985	515239	113	0	207	***	***	***	***	***	***	***
1				40-1000	515240	300	0	241	***	***	***	***	***	***	***
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207	***	***	***	***	***	***	***
1				40-0980	514571	460	0	229	***	***	***	***	***	***	***
1				40-0995	514572	850	0	235	***	***	***	***	***	***	***
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207	***	***	***	***	***	***	***
1				40-0986	515242	460	0	229	***	***	***	***	***	***	***
1				40-1001	515243	696	0	241	***	***	***	***	***	***	***
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241	***	***	***	***	***	***	***
1				40-0987	515245	154	0	229	***	***	***	***	***	***	***
1				40-1002	515246	225	0	242	***	***	***	***	***	***	***
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242	***	***	***	***	***	***	***
1				40-0988	515248	39	0	229	***	***	***	***	***	***	***
1				40-1003	515249	82	0	229	***	***	***	***	***	***	***
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229	***	***	***	***	***	***	***
1				40-0989	517262	12	0	229	***	***	***	***	***	***	***
1				40-1004	517264	221	0	242	***	***	***	***	***	***	***
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229	***	***	***	***	***	***	***
1				40-0975	517268	93	0	207	***	***	***	***	***	***	***
1				40-1005	517270	124	0	207	***	***	***	***	***	***	***
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207	***	***	***	***	***	***	***
1				40-0976	517303	58	0	207	***	***	***	***	***	***	***
1				40-1006	517306	166	0	207	***	***	***	***	***	***	***
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207	***	***	***	***	***	***	***
1				40-0977	517315	83	0	207	***	***	***	***	***	***	***
1				40-1007	517318	171	0	207	***	***	***	***	***	***	***
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229	***	***	***	***	***	***	***
1				40-0978	517322	32	0	207	***	***	***	***	***	***	***
1				40-1008	517324	101	0	242	***	***	***	***	***	***	***
									***	***	***	***	***	***	***

		ZERO P							***	***	***	***	***	***	***
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114	***	***	***	***	***	***	***
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114	***	***	***	***	***	***	***

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						8/29/11	9/5/11	9/12/11	9/19/11	9/26/11	10/3/11	10/10/11
									***				***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100	***	***	***	***	***	***	***
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100	***	***	***	***	***	***	***
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112	***	***	***	***	***	***	***
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112	***	***	***	***	***	***	***
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132	***	***	***	***	***	***	***
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132	***	***	***	***	***	***	***
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132	***	***	***	***	***	***	***
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138	***	***	***	***	***	***	***
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132	***	***	***	***	***	***	***
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132	***	***	***	***	***	***	***
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172	***	***	***	***	***	***	***
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172	***	***	***	***	***	***	***

		Preforms for Cervios US					16600		***	***	***	***	***	***	***
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100	***	***	***	***	***	***	***
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100	***	***	***	***	***	***	***
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100	***	***	***	***	***	***	***
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112	***	***	***	***	***	***	***
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132	***	***	***	***	***	***	***
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138	***	***	***	***	***	***	***
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132	***	***	***	***	***	***	***
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171	***	***	***	***	***	***	***
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112	***	***	***	***	***	***	***
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112	***	***	***	***	***	***	***
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112	***	***	***	***	***	***	***
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112	***	***	***	***	***	***	***
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132	***	***	***	***	***	***	***
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132	***	***	***	***	***	***	***
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138	***	***	***	***	***	***	***
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172	***	***	***	***	***	***	***
							1890		***	***	***	***	***	***	***

		PLIVIOS							***	***	***	***	***	***	***
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129	***	***	***	***	***	***	***
1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128	***	***	***	***	***	***	***
1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128	***	***	***	***	***	***	***
1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128	***	***	***	***	***	***	***
1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128	***	***	***	***	***	***	***
1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128	***	***	***	***	***	***	***
									***	***	***	***	***	***	***

		SYNCAGE PROMOTIVE							***	***	***	***	***	***	***
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229	***	***	***	***	***	***	***
1				40-0966	515227	1048	0	207	***	***	***	***	***	***	***
1				40-0996	515228	1593	0	241	***	***	***	***	***	***	***
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200	***	***	***	***	***	***	***
1				40-0967	515230	255	0	207	***	***	***	***	***	***	***
1				40-0997	515231	255	0	241	***	***	***	***	***	***	***
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229	***	***	***	***	***	***	***
1				40-0968	515233	350	0	207	***	***	***	***	***	***	***
1				40-0998	515234	739	0	241	***	***	***	***	***	***	***
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241	***	***	***	***	***	***	***
1				40-0969	515236	43	0	241	***	***	***	***	***	***	***
1				40-0999	515237	89	0	241	***	***	***	***	***	***	***
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207	***	***	***	***	***	***	***
1				40-0979	514567	100	0	229	***	***	***	***	***	***	***
1				40-0994	514568	139	0	220	***	***	***	***	***	***	***
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207	***	***	***	***	***	***	***
1				40-0985	515239	113	0	207	***	***	***	***	***	***	***
1				40-1000	515240	300	0	241	***	***	***	***	***	***	***
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207	***	***	***	***	***	***	***
1				40-0980	514571	460	0	229	***	***	***	***	***	***	***
1				40-0995	514572	850	0	235	***	***	***	***	***	***	***
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207	***	***	***	***	***	***	***
1				40-0986	515242	460	0	229	***	***	***	***	***	***	***
1				40-1001	515243	696	0	241	***	***	***	***	***	***	***
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241	***	***	***	***	***	***	***
1				40-0987	515245	154	0	229	***	***	***	***	***	***	***
1				40-1002	515246	225	0	242	***	***	***	***	***	***	***
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242	***	***	***	***	***	***	***
1				40-0988	515248	39	0	229	***	***	***	***	***	***	***
1				40-1003	515249	82	0	229	***	***	***	***	***	***	***
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229	***	***	***	***	***	***	***
1				40-0989	517262	12	0	229	***	***	***	***	***	***	***
1				40-1004	517264	221	0	242	***	***	***	***	***	***	***
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229	***	***	***	***	***	***	***
1				40-0975	517268	93	0	207	***	***	***	***	***	***	***
1				40-1005	517270	124	0	207	***	***	***	***	***	***	***
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207	***	***	***	***	***	***	***
1				40-0976	517303	58	0	207	***	***	***	***	***	***	***
1				40-1006	517306	166	0	207	***	***	***	***	***	***	***
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207	***	***	***	***	***	***	***
1				40-0977	517315	83	0	207	***	***	***	***	***	***	***
1				40-1007	517318	171	0	207	***	***	***	***	***	***	***
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229	***	***	***	***	***	***	***
1				40-0978	517322	32	0	207	***	***	***	***	***	***	***
1				40-1008	517324	101	0	242	***	***	***	***	***	***	***
									***	***	***	***	***	***	***

		ZERO P							***	***	***	***	***	***	***
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114	***	***	***	***	***	***	***
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114	***	***	***	***	***	***	***

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						10/17/11	10/24/11	10/31/11	11/7/11	11/14/11	11/21/11	11/28/11	12/5/11	12/12/11	12/19/11	12/26/11
											***				***				***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
	2	870.921S	Cerv chrOS wedge-shaped size5 sterile	40-1017	515631	418	1600	100	***	***	***	***	***	***	***	***	***	***	***
	2	870.922S	Cerv chrOS wedge-shaped size6 sterile	40-1018	515632	278	1400	100	***	***	***	***	***	***	***	***	***	***	***
	2	870.923S	Cerv chrOS wedge-shaped size7 sterile	40-1019	515633	345	1400	112	***	***	***	***	***	***	***	***	***	***	***
	2	870.924S	Cerv chrOS wedge-shaped size8 sterile	40-1020	515634	85	1300	112	***	***	***	***	***	***	***	***	***	***	***
	2	870.925S	Cerv chrOS wedge-shaped size9 sterile	40-1021	515635	400	200	132	***	***	***	***	***	***	***	***	***	***	***
	2	870.926S	Cervios chrOS wedge-shaped size10 steril	40-1022	515636	163	0	132	***	***	***	***	***	***	***	***	***	***	***
	2	870.931S	Cerv chrOS curved size5 sterile	40-1023	515624	0	2550	132	***	***	***	***	***	***	***	***	***	***	***
	2	870.932S	Cerv chrOS curved size6 sterile	40-1024	515625	392	4350	138	***	***	***	***	***	***	***	***	***	***	***
	2	870.933S	Cerv chrOS curved size7 sterile	40-1025	515626	0	2800	132	***	***	***	***	***	***	***	***	***	***	***
	2	870.934S	Cerv chrOS curved size8 sterile	40-1026	515627	188	1000	132	***	***	***	***	***	***	***	***	***	***	***
	2	870.935S	Cerv chrOS curved size9 sterile	40-1027	515629	278	0	172	***	***	***	***	***	***	***	***	***	***	***
	2	870.936S	Cerv chrOS curved size10 sterile	40-1028	515630	148	0	172	***	***	***	***	***	***	***	***	***	***	***

		Preforms for Cervios US					16600		***	***	***	***	***	***	***	***	***	***	***
	2	710.921.99S	chrOS Insrt wedge-shaped siz 5 f/ 889.921S	40-1029	60025045	78	50	100	***	***	***	***	***	***	***	***	***	***	***
	2	710.922.99S	chrOS Insrt wedge-shaped siz 6 f/ 889.922S	40-1030	60025046	0	150	100	***	***	***	***	***	***	***	***	***	***	***
	2	710.923.99S	chrOS Insrt wedge-shaped siz 7 f/ 889.923S	40-1031	60025047	40	220	100	***	***	***	***	***	***	***	***	***	***	***
	2	710.924.99S	chrOS Insrt wedge-shaped siz 8 f/ 889.924S	40-1032	60025048	0	400	112	***	***	***	***	***	***	***	***	***	***	***
	2	710.925.99S	chrOS Insrt wedge-shaped siz 9 f/ 889.925S	40-1033	60025049	938	0	132	***	***	***	***	***	***	***	***	***	***	***
	2	710.926.99S	chrOS Insrt wedge-shaped siz 10 f/ 889.926S	40-1034	60025050	40	120	138	***	***	***	***	***	***	***	***	***	***	***
	2	710.927.99S	chrOS Insrt wedge-shaped siz 11 f/ 889.927S	40-1035	60025051	130	0	132	***	***	***	***	***	***	***	***	***	***	***
	2	710.928.99S	chrOS Insrt wedge-shaped siz 12 f/ 889.928S	40-1036	60025052	130	0	171	***	***	***	***	***	***	***	***	***	***	***
	2	710.931.99S	chrOS Insrt curved siz 5 f/ 889.931S	40-1037	60025055	14	80	112	***	***	***	***	***	***	***	***	***	***	***
	2	710.932.99S	chrOS Insrt curved siz 6 f/ 889.932S	40-1038	60025056	0	50	112	***	***	***	***	***	***	***	***	***	***	***
	2	710.933.99S	chrOS Insrt curved siz 7 f/ 889.933S	40-1039	60025057	100	0	112	***	***	***	***	***	***	***	***	***	***	***
	2	710.934.99S	chrOS Insrt curved siz 8 f/ 889.934S	40-1040	60025058	40	120	112	***	***	***	***	***	***	***	***	***	***	***
	2	710.935.99S	chrOS Insrt curved siz 9 f/ 889.935S	40-1041	60025059	180	50	132	***	***	***	***	***	***	***	***	***	***	***
	2	710.936.99S	chrOS Insrt curved siz 10 f/ 889.936S	40-1042	60025060	0	200	132	***	***	***	***	***	***	***	***	***	***	***
	2	710.937.99S	chrOS Insrt curved siz 11 f/ 889.937S	40-1043	60025061	40	50	138	***	***	***	***	***	***	***	***	***	***	***
	2	710.938.99S	chrOS Insrt curved siz 12 f/ 889.938S	40-1044	60025062	0	400	172	***	***	***	***	***	***	***	***	***	***	***
							1890		***	***	***	***	***	***	***	***	***	***	***

		PLIVIOS							***	***	***	***	***	***	***	***	***	***	***
1		870.984S	PLIVIOSchronOS, 7mm	40-1009	517714	582	0	129	***	***	***	***	***	***	***	***	***	***	***
1		870.985S	PLIVIOSchronOS, 9mm	40-1010	517715	1254	0	128	***	***	***	***	***	***	***	***	***	***	***
1		870.986S	PLIVIOSchronOS, 11mm	40-1012	517716	2257	0	128	***	***	***	***	***	***	***	***	***	***	***
1		870.987S	PLIVIOSchronOS, 13mm	40-1014	517717	385	0	128	***	***	***	***	***	***	***	***	***	***	***
1		870.988S	PLIVIOSchronOS, 15mm	40-1015	517718	148	0	128	***	***	***	***	***	***	***	***	***	***	***
1		870.989S	PLIVIOSchronOS, 17mm	40-1016	517719	91	0	128	***	***	***	***	***	***	***	***	***	***	***
									***	***	***	***	***	***	***	***	***	***	***

		SYNCAGE PROMOTIVE							***	***	***	***	***	***	***	***	***	***	***
1		08.802.851S	SynCage PROmotive, 12x24x30mm, 12°	40-0981	515226	1067	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0966	515227	1048	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0996	515228	1593	0	241	***	***	***	***	***	***	***	***	***	***	***
1		08.802.852S	SynCage PROmotive, 13.5x24x30mm, 12°	40-0982	515229	239	0	200	***	***	***	***	***	***	***	***	***	***	***
1				40-0967	515230	255	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0997	515231	255	0	241	***	***	***	***	***	***	***	***	***	***	***
1		08.802.854S	SynCage PROmotive, 15x24x30mm, 12°	40-0983	515232	392	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0968	515233	350	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0998	515234	739	0	241	***	***	***	***	***	***	***	***	***	***	***
1		08.802.856S	SynCage PROmotive, 17x24x30mm, 12°	40-0984	515235	72	0	241	***	***	***	***	***	***	***	***	***	***	***
1				40-0969	515236	43	0	241	***	***	***	***	***	***	***	***	***	***	***
1				40-0999	515237	89	0	241	***	***	***	***	***	***	***	***	***	***	***
1		08.802.858S	SynCage PROmotive, 19x24x30mm, 12°	40-0964	514566	396	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0979	514567	100	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0994	514568	139	0	220	***	***	***	***	***	***	***	***	***	***	***
1		08.802.871S	SynCage PROmotive, 12x28x38mm, 10°	40-0970	515238	252	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0985	515239	113	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-1000	515240	300	0	241	***	***	***	***	***	***	***	***	***	***	***
1		08.802.872S	SynCage PROmotive, 13.5x28x38mm, 10°	40-0965	514569	457	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0980	514571	460	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0995	514572	850	0	235	***	***	***	***	***	***	***	***	***	***	***
1		08.802.874S	SynCage PROmotive, 15x28x38mm, 10°	40-0971	515241	404	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0986	515242	460	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-1001	515243	696	0	241	***	***	***	***	***	***	***	***	***	***	***
1		08.802.876S	SynCage PROmotive, 17x28x38mm, 10°	40-0972	515244	86	0	241	***	***	***	***	***	***	***	***	***	***	***
1				40-0987	515245	154	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-1002	515246	225	0	242	***	***	***	***	***	***	***	***	***	***	***
1		08.802.878S	SynCage PROmotive, 19x28x38mm, 10°	40-0973	515247	76	0	242	***	***	***	***	***	***	***	***	***	***	***
1				40-0988	515248	39	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-1003	515249	82	0	229	***	***	***	***	***	***	***	***	***	***	***
1		08.802.899S	SynCage PROmotive, 12x28x38mm, 12°	40-0974	517260	12	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0989	517262	12	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-1004	517264	221	0	242	***	***	***	***	***	***	***	***	***	***	***
1		08.802.900S	SynCage PROmotive, 13.5x28x38mm, 12°	40-0990	517266	104	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0975	517268	93	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-1005	517270	124	0	207	***	***	***	***	***	***	***	***	***	***	***
1		08.802.901S	SynCage PROmotive, 15x28x38mm, 12°	40-0991	517272	216	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0976	517303	58	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-1006	517306	166	0	207	***	***	***	***	***	***	***	***	***	***	***
1		08.802.902S	SynCage PROmotive, 17x28x38mm, 12°	40-0992	517312	86	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-0977	517315	83	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-1007	517318	171	0	207	***	***	***	***	***	***	***	***	***	***	***
1		08.802.903S	SynCage PROmotive, 19x28x38mm, 12°	40-0993	517320	40	0	229	***	***	***	***	***	***	***	***	***	***	***
1				40-0978	517322	32	0	207	***	***	***	***	***	***	***	***	***	***	***
1				40-1008	517324	101	0	242	***	***	***	***	***	***	***	***	***	***	***
									***	***	***	***	***	***	***	***	***	***	***

		ZERO P							***	***	***	***	***	***	***	***	***	***	***
1		04.617.020S 04.617.030S	Zero-P PROmotive, Lordotic, height 10 mm, PEEK Zero-P PROmotive, Convex, height 10 mm, PEEK	40-1087	60022205		120	114	***	***	***	***	***	***	***	***	***	***	***
1		04.617.021S 04.617.031S	Zero-P PROmotive, Lordotic, height 11 mm, PEEK Zero-P PROmotive, Convex, height 11 mm, PEEK	40-1088	60022207		0	114	***	***	***	***	***	***	***	***	***	***	***

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						5/2/11	5/9/11	5/16/11	5/23/11	5/30/11	6/6/11	6/13/11	6/20/11	6/27/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114		40			40
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114				80		80
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114			90
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114	50
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114
							2400
		CYLINDERS
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291						50
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303						50
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291									50
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291

		BLOCKS
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136				50			50
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242								100	50
		WEDGES
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436						50
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436
		HALF ROUND WEDGES
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435
1		710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435							100
1				Total Milling			4600		50	90	90	80	90	50	150	100	50
2				Total Turning			19200		400	400	350	400	400	650	600	450	590
				TOTAL year			23800		600	540	630	580	590	780	750	550	640
				YTD average					456	457	457	458	459	460	460	459	458

mill	turn		REAL NEED VERSION						Quartal 3
			2011 Rolling forecast						7/4/11	7/11/11	7/18/11	7/25/11	8/1/11	8/8/11	8/15/11	8/22/11	8/29/11	9/5/11	9/12/11	9/19/11	9/26/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114									40	40
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114											80	80
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114			90				90
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114		100
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114						50
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114
								2400
		CYLINDERS
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291	50	50									50
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303											50
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291
		BLOCKS
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136					50								50
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242				50				50			50
		WEDGES
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436
		HALF ROUND WEDGES
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435
1		710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435			50				50					50
1				Total Milling			4600		0	0	50	50	50	0	50	50	0	0	50	50	50
2				Total Turning			19200		550	550	450	500	400	500	450	400	500	450	400	400	400
				TOTAL year			23800		590	650	590	550	500	550	590	450	540	490	530	530	450
				YTD average					458	458	459	458	458	458	459	459	458	458	458	459	458

mill	turn		REAL NEED VERSION						Quartal 4
			2011 Rolling forecast						10/3/11	10/10/11	10/17/11	10/24/11	10/31/11	11/7/11	11/14/11	11/21/11	11/28/11	12/5/11	12/12/11	12/19/11	12/26/11
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114			40						40
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114		80									80
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114					90			90
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114				100
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114							50
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114
							2400
		CYLINDERS
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291				50							50
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303											50
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291
		BLOCKS
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136						50						50
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242	100									50			100
		WEDGES
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436		50
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436	50
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436
		HALF ROUND WEDGES
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435
1		710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435	100	100							50		50
1				Total Milling			4600		150	50	0	0	0	50	0	0	50	50	50	50	100
2				Total Turning			19200		300	400	500	550	450	400	450	450	400	400	400	400	400
				TOTAL year			23800		550	630	540	650	540	450	500	540	490	450	530	450	500
				YTD average					458	459	458	458	458	458	457	457	458	458	458	458	458

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						5/2/11	5/9/11	5/16/11	5/23/11	5/30/11	6/6/11	6/13/11	6/20/11	6/27/11	7/4/11
													***				***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114	***	***	***	***	***	***	***	***	***	***
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114	***	***	***	***	***	***	***	***	***	***
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114	***	***	***	***	***	***	***	***	***	***
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114	***	***	***	***	***	***	***	***	***	***
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114	***	***	***	***	***	***	***	***	***	***
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114	***	***	***	***	***	***	***	***	***	***
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114	***	***	***	***	***	***	***	***	***	***
							2400		***	***	***	***	***	***	***	***	***	***
		CYLINDERS							***	***	***	***	***	***	***	***	***	***
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302	***	***	***	***	***	***	***	***	***	***
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291	***	***	***	***	***	***	***	***	***	***
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291	***	***	***	***	***	***	***	***	***	***
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303	***	***	***	***	***	***	***	***	***	***
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291	***	***	***	***	***	***	***	***	***	***
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291	***	***	***	***	***	***	***	***	***	***
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291	***	***	***	***	***	***	***	***	***	***
		BLOCKS							***	***	***	***	***	***	***	***	***	***
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136	***	***	***	***	***	***	***	***	***	***
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229	***	***	***	***	***	***	***	***	***	***
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242	***	***	***	***	***	***	***	***	***	***
		WEDGES							***	***	***	***	***	***	***	***	***	***
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262	***	***	***	***	***	***	***	***	***	***
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436	***	***	***	***	***	***	***	***	***	***
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436	***	***	***	***	***	***	***	***	***	***
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436	***	***	***	***	***	***	***	***	***	***
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436	***	***	***	***	***	***	***	***	***	***
		HALF ROUND WEDGES							***	***	***	***	***	***	***	***	***	***
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435	***	***	***	***	***	***	***	***	***	***
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435	***	***	***	***	***	***	***	***	***	***
1		710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435	***	***	***	***	***	***	***	***	***	***
1				Total Milling			4600
2				Total Turning			19200
				TOTAL year			23800
				YTD average

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						7/11/11		7/18/11		7/25/11		8/1/11		8/8/11		8/15/11		8/22/11		8/29/11
													***										***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114	1/4	***	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
							2400		*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		CYLINDERS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		BLOCKS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		WEDGES							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		HALF ROUND WEDGES							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	1	710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	1			Total Milling			4600
	2			Total Turning			19200
				TOTAL year			23800
				YTD average

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						9/5/11		9/12/11		9/19/11		9/26/11		10/3/11		10/10/11		10/17/11		10/24/11
															***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
							2400		*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		CYLINDERS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		BLOCKS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		WEDGES							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		HALF ROUND WEDGES							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	1	710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	1			Total Milling			4600
	2			Total Turning			19200
				TOTAL year			23800
				YTD average

mill	turn		REAL NEED VERSION
			2011 Rolling forecast						10/31/11		11/7/11		11/14/11		11/21/11		11/28/11		12/5/11		12/12/11		12/19/11		12/26/11
									***								***								***
		CERVIOS
		Mat.No	Article	Semipr. US	Semipr. EU	HFL- Menge	total 11
1		04.617.022S 04.617.032S	Zero-P PROmotive, Lordotic, height 12 mm, PEEK Zero-P PROmotive, Convex, height 12 mm, PEEK	40-1089	60022208		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.025S 04.617.035S	Zero-P PROmotive, Lordotic, height 5 mm, PEEK Zero-P PROmotive, Convex, height 5 mm, PEEK	40-1082	60022198		320	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.026S 04.617.036S	Zero-P PROmotive, Lordotic, height 6 mm, PEEK Zero-P PROmotive, Convex, height 6 mm, PEEK	40-1083	60022200		640	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.027S 04.617.037S	Zero-P PROmotive, Lordotic, height 7 mm, PEEK Zero-P PROmotive, Convex, height 7 mm, PEEK	40-1084	60022201		720	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.028S 04.617.038S	Zero-P PROmotive, Lordotic, height 8 mm, PEEK Zero-P PROmotive, Convex, height 8 mm, PEEK	40-1085	60022202		400	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.029S 04.617.039S	Zero-P PROmotive, Lordotic, height 9 mm, PEEK Zero-P PROmotive, Convex, height 9 mm, PEEK	40-1086	60022203		200	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		04.617.012S	Zero-P PROmotive, Parallel, height 12 mm, PEEK	40-1089	60022208		0	114	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
							2400		*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		CYLINDERS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.030S	chronOS Cylinder, 8.5mm Dia.	40-0946	60025024	383	0	302	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.031S	chronOS Cylinder, 9.5mm Dia.	40-0947	60025026	540	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.032S	chronOS Cylinder, 10.5mm Dia.	40-0948	60025027	0	400	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.033S	chronOS Cylinder, 12.5mm Dia.	40-0949	60025028	149	200	303	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.035S	chronOS Cylinder, 14mm Dia.	40-0950	60025029	199	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.038S	chronOS Cylinder, 15.15mm Dia.	40-0951	60025030	68	100	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
	2	710.039S	chronOS Cylinder, 17.65mm Dia.	40-0952	60025031	40	0	291	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		BLOCKS							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.042S	chronOS Block, 5mm	40-0953	60025032	780	300	136	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.045S	chronOS Block, 12.5mm	40-0954	60025033	1879	0	229	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.047S	chronOS Block, 20mm	40-0955	60025034	1777	800	242	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		WEDGES							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.050S	chronOS Wedge, 10°	40-0956	60025035	788	0	262	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.051S	chronOS Wedge, 14°	40-0957	60025036	376	200	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.052S	chronOS Wedge, 18°	40-0958	60025037	293	100	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.053S	chronOS Wedge, 22°	40-0959	60025038	538	0	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.054S	chronOS Wedge, 26°	40-0960	60025039	308	0	436	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
		HALF ROUND WEDGES							*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.057S	chronOS Half-Round Wedge, 7°	40-0961	60025040	1408	0	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.060S	chronOS Half-Round Wedge, 10°	40-0962	60025041	1876	0	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1		710.063S	chronOS Half-Round Wedge, 13°	40-0963	60025042	991	800	435	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**	*	**
1				Total Milling			4600
2				Total Turning			19200
				TOTAL year			23800
				YTD average

Exhibit 2.6.1(a)-1

Transfer Prices for Initial Products

Attached.

Exhibit 2.6.1

Transfer Prices

UPDATED: 6/16/11

	country	Item	Desription 1	Description 2	Family	Transfer Price
BMAS	B41 Total

2637	US	710.111.99S	BMAS, 11GA 11CM W/SIDEHOLES,	STERILE, SPINE	B41	***
2638	Eu	710.111S	BMAS, 11GA 11CM W/SIDEHOLES,	STERILE, EUROPE	B41	***
2639	US	710.150.97S	BMAS, 11GA 15CM DISTAL HOLE,	STERILE, TRAUMA	B41	***
2640	US	710.150.99S	BMAS, 11GA 15CM DISTAL HOLE,	STERILE, SPINE	B41	***
2641	Eu	710.150S	BMAS, 11GA 15CM DISTAL HOLE,	STERILE, EUROPE	B41	***
2642	US	710.151.97S	BMAS, 11GA 15CM W/SIDEHOLES,	STERILE, TRAUMA	B41	***
2643	US	710.151.99S	BMAS, 11GA 15CM W/SIDEHOLES,	STERILE, SPINE	B41	***
2644	Eu	710.151S	BMAS, 11GA 15CM W/SIDEHOLES,	STERILE, EUROPE	B41	***
1938	Eu	710.115S	BONE MARROW ASPIRATION SYSTEM		B41	***	**
1928	US	710.110.97S	BONE MARROW ASPIRATION SYSTEM	W/11 GAUGE/10CM NEEDLE-TRAUMA	B41	***	**
1929	US	710.115.97S	BONE MARROW ASPIRATION SYSTEM	W/11 GAUGE/15CM NEEDLE-TRAUMA	B41	***	**
1930	US	710.110.99S	BONE MARROW ASPIRATION SYSTEM	W/11 GAUGE/10CM NEEDLE-SPINE	B41	***	**
1931	US	710.115.99S	BONE MARROW ASPIRATION SYSTEM	W/11 GAUGE/15CM NEEDLE-SPINE	B41	***	**
2636	US	710.111.97S	BMAS, 11GA 11CM W/SIDEHOLES,	STERILE, TRAUMA	B41	***	**
ChronOs Beta- Tricalcium Phosph		C21 Total

2249	Eu	40-0936	CHRONOS BETA-TRICALCIUM PHOSPH		C21	***
ChronOs Preforms		C30 Total

2340	Eu	40-1041	WEDGE/DOMED CYLINDER 8.15MM	CHRONOS CERVIOS #60025059	C30	***
2696	Eu	40-1082	CHRONOS INSERT, 5MM, ZERO-P	#60022198	C30	***
2697	Eu	40-1083	CHRONOS INSERT, 6MM, ZERO-P	#60022200	C30	***
2698	Eu	40-1084	CHRONOS INSERT, 7MM, ZERO-P	#60022201	C30	***
2699	Eu	40-1085	CHRONOS INSERT, 8MM, ZERO-P	#60022202	C30	***
2700	Eu	40-1086	CHRONOS INSERT, 9MM, ZERO-P	#60022203	C30	***
2701	Eu	40-1087	CHRONOS INSERT, 10MM, ZERO-P	#60022205	C30	***
2702	Eu	40-1088	CHRONOS INSERT, 11MM, ZERO-P	#60022207	C30	***
2703	Eu	40-1089	CHRONOS INSERT, 12MM, ZERO-P	#60022208	C30	***
ChronOs Preforms		C40 Total

2314	Eu	40-0946	CHRONOS CYLINDER, 8.5MM DIA	#60025024	C40	***
2315	Eu	40-0947	CHRONOS CYLINDER,9.5MM DIA	#60025026	C40	***
2316	Eu	40-0948	CHRONOS CYLINDER,10.5MM DIA	#60025027	C40	***
2317	Eu	40-0949	CHRONOS CYLINDER,12.5MM DIA	#60025028	C40	***
2318	Eu	40-0950	CHRONOS CYLINDER,14MM DIA	#60025029	C40	***
2319	Eu	40-0951	CHRONOS CYLINDER,15.15MM DIA	#60025030	C40	***
2320	Eu	40-0952	CHRONOS CYLINDER,17.65MM DIA	#60025031	C40	***
2321	Eu	40-0953	CHRONOS BLOCK, 5MM, #60025032		C40	***
2322	Eu	40-0954	CHRONOS BLOCK, 12.5MM	#60025033	C40	***
2323	Eu	40-0955	CHRONOS BLOCK, 20MM, #60025034		C40	***
2324	Eu	40-0956	CHRONOS, WEDGE, 10ø, #60025035		C40	***
2325	Eu	40-0957	CHRONOS WEDGE, 14ø, #60025036		C40	***
2326	Eu	40-0958	CHRONOS WEDGE, 18ø, #60025037		C40	***
2327	Eu	40-0959	CHRONOS WEDGE, 22ø, #60025038		C40	***
2328	Eu	40-0960	CHRONOS WEDGE, 26ø, #60025039		C40	***
2329	Eu	40-0961	CHRONOS « ROUND WEDGE,7ø	#60025040	C40	***
2330	Eu	40-0962	CHRONOS « ROUND WEDGE,10ø	#60025041	C40	***
2331	Eu	40-0963	CHRONOS,« ROUND WEDGE,13ø	#60025042	C40	***
2332	Eu	40-0964	CHRONOS,SYNCAGE MIDDLE INSERT	#514566	C40	***
2333	Eu	40-0965	CHRONOS MIDDLE INSERT #514569	SYNCAGE	C40	***
2334	Eu	40-0966	CHRONOS MIDDLE INSERT #515227	SYNCAGE	C40	***
2335	Eu	40-0967	CHRONOS MIDDLE INSERT #515230	SYNCAGE	C40	***
2336	Eu	40-0968	CHRONOS MIDDLE INSERT #515233	SYNCAGE	C40	***
2337	Eu	40-1025	CERVIOS DOMED CYLINDER 7.2MM	CHRONOS #515626	C40	***
2338	Eu	40-1026	CERVIOS DOMED CYLINDER 8.2MM	CHRONOS #515627	C40	***
2339	Eu	40-1040	WEDGE/DOMED CYLINDER 7.15MM	CHRONOS/CERVIOS #60025058	C40	***
2341	Eu	40-0997	CHRONOS LATERAL INSERT#515231	SYNCAGE	C40	***
2342	Eu	40-0998	CHRONOS LATERAL INSERT#515234	SYNCAGE	C40	***
2343	Eu	40-0994	CHRONOS LATERAL INSERT#514568	SYNCAGE	C40	***
2344	Eu	40-0995	CHRONOS LATERAL INSERT#514572	SYNCAGE	C40	***
2345	Eu	40-1039	WEDGE/DOMED CYLINDER 6.15MM	CHRONOS/CERVIOS #60025057	C40	***
2347	Eu	40-0970	CHRONOS MIDDLE INSERT#515238	SYNCAGE	C40	***
2348	Eu	40-0971	CHRONOS MIDDLE INSERT#515241	SYNCAGE	C40	***
2352	Eu	40-0975	CHRONOS MIDDLE INSERT#517268	SYNCAGE	C40	***
2355	Eu	40-0978	CHRONOS MIDDLE INSERT#517322	SYNCAGE	C40	***
2356	Eu	40-0979	CHR. MID/SLOT INSERT#514567	SYNCAGE	C40	***
2357	Eu	40-0980	CHRNS MID/SLOT INSERT#514571	SYNCAGE	C40	***
2358	Eu	40-0981	CHRNS MID/SLOT INSERT#515226	SYNCAGE	C40	***
2360	Eu	40-0983	CHRNS MID/SLOT INSERT#515232	SYNCAGE	C40	***
2365	Eu	40-0996	CHRONOS LATERAL INSERT#515228	SYNCAGE	C40	***
2367	Eu	40-1000	CHRONOS LATERAL INSERT#515240	SYNCAGE	C40	***
2368	Eu	40-1001	CHRONOS LATERAL INSERT#515243	SYNCAGE	C40	***
2369	Eu	40-1002	CHRONOS LATERAL INSERT#515246	SYNCAGE	C40	***
2371	Eu	40-1004	CHRONOS LATERAL INSERT#517264	SYNCAGE	C40	***
2375	Eu	40-1008	CHRONOS LATERAL INSERT#517324	SYNCAGE	C40	***
2378	Eu	40-1042	CHRNS WEDGE/DOME CYLN.9.15MM	CERVIOS #60025060	C40	***
2379	Eu	40-1043	CHRNS WEDGE/DOME CYLN.10.15MM	#60025061	C40	***
2380	Eu	40-1044	CHRNS WEDGE/DOME/CYL. 11.15MM	#60025062	C40	***
2384	Eu	40-1009	CHRONOS PLIVIOS INSERT#517714		C40	***
2385	Eu	40-1010	CHRONOS PLIVIOS INSERT#517715		C40	***
2387	Eu	40-1012	CHRONOS PLIVIOS INSERT#517716		C40	***
2389	Eu	40-1014	CHRONOS PLIVIOS INSERT#517717		C40	***
2391	Eu	40-1016	CHRONOS PLIVIOS INSERT#517719		C40	***
2392	Eu	40-1017	CHRONOS CERVIOS CYLINDER 3.9MM	#515631	C40	***
2393	Eu	40-1018	CHRONOS CERVIOS CYLINDER 4.5MM	#515632	C40	***
2394	Eu	40-1019	CHRONOS CERVIOS CYLINDER 5.5MM	#515633	C40	***

Exhibit 2.6.1

Transfer Prices

UPDATED: 6/16/11

	country	Item	Desription 1	Description 2	Family	Transfer Price
2395	Eu	40-1020	CHRONOS CERVIOS CYLINDER 6.5MM	#515634	C40	***
2396	Eu	40-1021	CHRONOS CERVIOS CYLINDER 7.5MM	#515635	C40	***
2398	Eu	40-1023	CHRS CERVIOS DOMED CYL. 5.6MM	#515624	C40	***
2399	Eu	40-1024	CHRS CERVIOS DOMED CYL. 6.2MM	#515625	C40	***
2400	Eu	40-1027	CHRS CERVIOS DOMED CYL. 9.2MM	#515629	C40	***
2401	Eu	40-1028	CHRS CERVIOS DOMED CYL. 10.2MM	#515630	C40	***
2403	Eu	40-1030	CHRS CERVIOS WEDGE CYL. 3.46MM	#60025046	C40	***
2405	Eu	40-1032	CHRS CERVIOS WEDGE CYL. 5.46MM	#60025048	C40	***
2406	Eu	40-1033	CHRS CERVIOS WEDGE CYL. 6.46MM	#60025049	C40	***
2407	Eu	40-1034	CHRS CERVIOS WEDGE CYL. 7.46MM	#60025050	C40	***
2408	Eu	40-1035	CHRS CERVIOS WEDGE CYL. 8.46MM	#60025051	C40	***
2409	Eu	40-1036	CHRS CERVIOS WEDGE CYL. 9.46MM	#60025052	C40	***
2410	Eu	40-0986	CHRS MID. SLOT INSERT#515242	SYNCAGE	C40	***
2411	Eu	40-0987	CHRS MID SLOTTED INSERT#515245	SYNCAGE	C40	***
2412	Eu	40-0988	CHRS MID SLOTTED INSERT#515248	SYNCAGE	C40	***
2413	Eu	40-0989	CHRS MID SLOTTED INSERT#517262	SYNCAGE	C40	***
2414	Eu	40-0990	CHRS MID SLOTTED INSERT#517266	SYNCAGE	C40	***
2417	Eu	40-0993	CHRS MID SLOTTED INSERT#517320	SYNCAGE	C40	***
2346	Eu	40-0969	CHRONOS MIDDLE INSERT#515236	SYNCAGE	C40	***	**
2349	Eu	40-0972	CHRONOS MIDDLE INSERT#515244	SYNCAGE	C40	***	**
2350	Eu	40-0973	CHRONOS MIDDLE INSERT#515247	SYNCAGE	C40	***	**
2351	Eu	40-0974	CHRONOS MIDDLE INSERT#517260	SYNCAGE	C40	***	**
2353	Eu	40-0976	CHRONOS MIDDLE INSERT#517303	SYNCAGE	C40	***	**
2354	Eu	40-0977	CHRONOS MIDDLE INSERT#517315	SYNCAGE	C40	***	**
2359	Eu	40-0982	CHRNS MID/SLOT INSERT#515229	SYNCAGE	C40	***	**
2361	Eu	40-0984	CHRNS MID/SLOT INSERT#515235	SYNCAGE	C40	***	**
2362	Eu	40-0985	CHRNS MID/SLOT INSERT#515239	SYNCAGE	C40	***	**
2366	Eu	40-0999	CHRONOS LATERAL INSERT#515237	SYNCAGE	C40	***	**
2370	Eu	40-1003	CHRONOS LATERAL INSERT#515249		C40	***	**
2372	Eu	40-1005	CHRONOS LATERAL INSERT#517270	SYNCAGE	C40	***	**
2373	Eu	40-1006	CHRONOS LATERAL INSERT#517306	SYNCAGE	C40	***	**
2374	Eu	40-1007	CHRONOS LATERAL INSERT#517318	SYNCAGE	C40	***	**
2376	Eu	40-1037	CHRS WEDGE/DOME CYL. 4.55MM	CERVIOS #60025055	C40	***	**
2377	Eu	40-1038	CHRNS WEDGE/DOME CYLN.5.15MM	CERVIOS #60025056	C40	***	**
2390	Eu	40-1015	CHRONOS PLIVIOS INSERT#517718		C40	***	**
2397	Eu	40-1022	CHRONOS CERVIOS CYLINDER 8.5MM	#515636	C40	***	**
2402	Eu	40-1029	CHRS CERVIOS WEDGE CYL. 2.86MM	#60025045	C40	***	**
2404	Eu	40-1031	CHRS CERVIOS WEDGE CYL. 4.46MM	#60025047	C40	***	**
2415	Eu	40-0991	CHRS MID SLOTTED INSERT#517272	SYNCAGE	C40	***	**
2416	Eu	40-0992	CHRS MID SLOTTED INSERT#517312	SYNCAGE	C40	***	**
Delivery Needle		D41 Total
1029	Eu	DLS-7083	NORIAN© DELIVERY NEEDLES	8GA X 10CM-STRAIGHT-5 PACK	D41	***
1031	US	DLS-7083-01S	SRS© DELIVERY NEEDLE	8GA X 10CM-STERILE-1 PACK	D41	***
1032	US	DLS-7083-05S	SRS© DELIVERY NEEDLES	8GA X 10CM-STERILE-5 PACK	D41	***
1035	US	DLS-7089-DTS	DELIVERY SYRINGE & NEEDLE &	TAMP 8 GAUGE X 19CM-STERILE	D41	***
1041	Eu	DLS-7103	NORIAN© DELIVERY NEEDLES	10GA X 10CM-STRAIGHT-5 PACK	D41	***
1042	Eu	DLS-7103-01	NORIAN© DELIVERY NEEDLE	10GA X 10CM-STRAIGHT-1 PACK	D41	***
1043	US	DLS-7103-01S	SRS© DELIVERY NEEDLE	10GA X 10CM-STERILE-1 PACK	D41	***
1044	US	DLS-7103-05S	SRS© DELIVERY NEEDLES	10GA X 10CM-STERILE-5 PACK	D41	***
1050	Eu	DLS-7121	NORIAN© DELIVERY NEEDLES	12GA X 5CM-STRAIGHT-5 PACK	D41	***
1052	US	DLS-7121-05S	SRS© DELIVERY NEEDLES	12GA X 5CM-STERILE-5 PACK	D41	***
1053	Eu	DLS-7122	NORIAN© DELIVERY NEEDLES	12GA X 7.5CM-STRAIGHT-5 PACK	D41	***
1054	Eu	DLS-7122-01	NORIAN© DELIVERY NEEDLE	12GA X 7.5CM-STRAIGHT-1 PACK	D41	***
1055	US	DLS-7122-01S	SRS© DELIVERY NEEDLE	12GA X 7.5CM-STERILE-1 PACK	D41	***
1056	US	DLS-7122-05S	SRS© DELIVERY NEEDLES	12GA X 7.5CM-STERILE-5 PACK	D41	***
1057	Eu	DLS-7123	NORIAN© DELIVERY NEEDLES	12GA X 10CM-STRAIGHT-5 PACK	D41	***
1058	Eu	DLS-7123-01	NORIAN© DELIVERY NEEDLE	12GA X 10CM-STRAIGHT-1 PACK	D41	***
1059	US	DLS-7123-01S	SRS© DELIVERY NEEDLE	12GA x 10CM-STERILE-1 PACK	D41	***
1060	US	DLS-7123-05S	SRS© DELIVERY NEEDLES	12GA x 10CM-STERILE-5 PACK	D41	***
1061	Eu	DLS-7124	NORIAN© DELIVERY NEEDLES	12GA X 12.5CM-STRAIGHT-5 PACK	D41	***
1062	Eu	DLS-7124-01	NORIAN© DELIVERY NEEDLE	12GA X 12.5CM-STRAIGHT-1 PACK	D41	***
1063	US	DLS-7124-05S	SRS© DELIVERY NEEDLES	12GA X 12.5CM-STERILE-5 PACK	D41	***
1064	Eu	DLS-7126	NORIAN© DELIVERY NEEDLES	12GA X 10CM-CURVED-5 PACK	D41	***
1065	Eu	DLS-7126-01	NORIAN© DELIVERY NEEDLE	12GA X 10CM-CURVED-1 PACK	D41	***
1066	US	DLS-7126-01S	SRS© DELIVERY NEEDLE	12GA X 10CM CURVED-STERILE-1PK	D41	***
1067	US	DLS-7126-05S	SRS© DELIVERY NEEDLES	12GA X 10CM CURVED-STERILE-5PK	D41	***
1069	Eu	DLS-7141	NORIAN© DELIVERY NEEDLES	14GA X 5CM-STRAIGHT-5 PACK	D41	***
1071	US	DLS-7141-05S	SRS© DELIVERY NEEDLES	14GA X 5CM-STERILE-5 PACK	D41	***
1093	Eu	MXR-US-2000	NORIAN© ROTARY MIXER		D41	***
1093	US	MXR-US-2000	NORIAN© ROTARY MIXER		D41	***
1100	US	NDL-08100-SYN	NORIAN© CRS© DELIVERY NEEDLES	8GA X 10 CM-STERILE-5 PACK	D41	***
1102	US	NDL-08100-01	NORIAN© CRS© DELIVERY NEEDLE	8GA X 10 CM-STERILE-1 PACK	D41	***
1103	US	NDL-10100-SYN	NORIAN© CRS© DELIVERY NEEDLES	10GA X 10 CM-STERILE-5 PACK	D41	***
1111	US	NDL-12100-01	NORIAN© CRS© DELIVERY NEEDLE	12GA X 10 CM-STERILE-1 PACK	D41	***
1111	US	NDL-12100-01	NORIAN© CRS© DELIVERY NEEDLE	12GA X 10 CM-STERILE-1 PACK	D41	***
1119	US	NDL-14050-01	NORIAN© CRS© DELIVERY NEEDLE	14GA X 5CM-STERILE-1 PACK	D41	***
1823	Eu	DLS-7109-01	NORIAN© DELIVERY NEEDLES	10GA X 19CM-STRAIGHT-1 PACK	D41	***
2852	Eu	381.000.01S	NEEDLE, 10GA X 10CM, 1 PIECE	CHRONOS INJECT	D41	***
2853	Eu	381.000.03S	NEEDLE, 10GA X 10CM, 3 PIECE	CHRONOS INJECT	D41	***
2854	Eu	381.001.01S	NEEDLE, 12GA X 7.5CM, 1 PIECE	CHRONOS INJECT	D41	***
2855	Eu	381.001.03S	NEEDLE, 12GA X 7.5CM, 3 PIECE	CHRONOS INJECT	D41	***
2856	Eu	381.002.01S	NEEDLE, 12GA X 10CM, 1 PIECE	CHRONOS INJECT	D41	***
2857	Eu	381.002.03S	NEEDLE, 12GA X 10CM, 3 PIECE	CHRONOS INJECT	D41	***
2858	Eu	381.003.01S	NEEDLE, 12GA X 12.5CM, 1 PIECE	CHRONOS INJECT	D41	***

Exhibit 2.6.1

Transfer Prices

UPDATED: 6/16/11

	country	Item	Desription 1	Description 2	Family	Transfer Price
2859	Eu	381.003.03S	NEEDLE, 12GA X 12.5CM, 3 PIECE	CHRONOS INJECT	D41	***
1021	US	DLS-1500-US	NORIAN© CRS© DELIVERY SYRINGE-	STERILE	D41	***	**
1023	US	DLS-2000-US	NORIAN© DELIVERY SYRINGE-	STERILE	D41	***	**
1038	US	DLS-7089-01TS	8 GAUGE DELIVERY NEEDLE AND	TAMP-STERILE	D41	***	**
1105	US	NDL-10100-01	NORIAN© CRS© DELIVERY NEEDLE	10GA X 10 CM-STERILE-1 PACK	D41	***	**
1106	US	NDL-12050-SYN	NORIAN© CRS© DELIVERY NEEDLES	12GA X 5CM-STERILE-5 PACK	D41	***	**
1108	US	NDL-12050-01	NORIAN© CRS© DELIVERY NEEDLE	12GA X 5CM-STERILE-1 PACK	D41	***	**
1114	US	NDL-12125-SYN	NORIAN© CRS© DELIVERY NEEDLES	12GA X 12.5CM-STERILE-5 PACK	D41	***	**
SynPor		P40 Total
1967	Eu	08.510.110S	POROUS PE SHEET		P40	***
1967	US	08.510.110S	POROUS PE SHEET		P40	***
1968	Eu	08.510.120S	POROUS PE SHEET		P40	***
1968	US	08.510.120S	POROUS PE SHEET		P40	***
1969	Eu	08.510.130S	POROUS PE SHEET		P40	***
1970	Eu	08.510.140S	POROUS PE SHEET		P40	***
1971	US	08.510.220S	POROUS/SMOOTH PE SHEET		P40	***
1973	Eu	08.520.120S	POROUS PE SHEET W/TI MESH	0.8MM THICK-STERILE	P40	***
1973	US	08.520.120S	POROUS PE SHEET W/TI MESH	0.8MM THICK-STERILE	P40	***
1974	Eu	08.520.130S	POROUS PE SHEET W/TI MESH	1.5MM THICK-STERILE	P40	***
1974	US	08.520.130S	POROUS PE SHEET W/TI MESH	1.5MM THICK-STERILE	P40	***
1975	Eu	08.520.121S	POROUS PE SHEET W/TI MESH	W/FIXTN HOLES-0.8MM THK-STER	P40	***
1975	US	08.520.121S	POROUS PE SHEET W/TI MESH	W/FIXTN HOLES-0.8MM THK-STER	P40	***
1976	Eu	08.520.131S	POROUS PE SHEET W/TI MESH	W/FIXTN HOLES-1.5MM THK-STER	P40	***
1976	US	08.520.131S	POROUS PE SHEET W/TI MESH	W/FIXTN HOLES-1.5MM THK-STER	P40	***
1977	US	08.520.220S	POROUS/SMOOTH PE SHT W/TI MESH	0.8MM THICK-STERILE	P40	***
1979	US	08.520.221S	POROUS/SMOOTH PE SHT W/TI MESH	W/FIXTN HOLES-0.8MM THK-STER	P40	***
1980	US	08.520.231S	POROUS/SMOOTH PE SHT W/TI MESH	W/FIXTN HOLES-1.5MM THK-STER	P40	***
1987	Eu	08.520.121D	POROUS PE SHEET W/TI MESH	W/FIXTN HOLES-0.8MM THK-DEMO	P40	***
2132	Eu	08.510.540S	SYNPOR,24X.8MM ORBITAL FLOOR		P40	***
2132	US	08.510.540S	SYNPOR,24X.8MM ORBITAL FLOOR		P40	***
2133	Eu	08.510.541S	SYNPOR,30X.8MM,ORBITAL FLOOR		P40	***
2133	US	08.510.541S	SYNPOR,30X.8MM,ORBITAL FLOOR		P40	***
2134	Eu	08.510.542S	SYNPOR 35X.8MM,ORBITAL FLOOR		P40	***
2134	US	08.510.542S	SYNPOR 35X.8MM,ORBITAL FLOOR		P40	***
2135	Eu	08.510.543S	SYNPOR,24X1.5MM,ORBITAL FLOOR		P40	***
2135	US	08.510.543S	SYNPOR,24X1.5MM,ORBITAL FLOOR		P40	***
2136	Eu	08.510.544S	SYNPOR,30X1.5MM,ORBITAL FLOOR		P40	***
2136	US	08.510.544S	SYNPOR,30X1.5MM,ORBITAL FLOOR		P40	***
2137	Eu	08.510.545S	SYNPOR,35X1.5MM,ORBITAL FLOOR		P40	***
2138	Eu	08.510.546S	SYNPOR,35X.8MM,POR.FAN SHAPE		P40	***
2139	Eu	08.510.547S	SYNPOR,35X1.5MM,POUROUS FAN		P40	***
2430	US	08.510.641S	POROUS SMOOTH ORBITAL FLOOR	PLT, 30MM, .8MM THICK-STER	P40	***
2431	US	08.510.642S	POROUS SMOOTH ORBITAL FLOOR	PLT, 35MM, 0.8MM THICK-STER	P40	***
2435	US	08.510.646S	POROUS SMOOTH SMALL FAN, 35MM	0.8MM THICK STERILE	P40	***
1981	Eu	08.510.110D	POROUS PE SHEET	50X50MM/0.45MM THICK-DEMO	P40	***	**
1982	Eu	08.510.120D	POROUS PE SHEET	50X50MM/0.8MM THICK-DEMO	P40	***	**
1983	Eu	08.510.130D	POROUS PE SHEET	50X50MM/1.5MM THICK-DEMO	P40	***	**
1984	Eu	08.510.140D	POROUS PE SHEET	50X50MM/3.0MM THICK-DEMO	P40	***	**
2152	Eu	08.510.542D	SYNPOR ORBITAL FLOOR DEMO		P40	***	**
2153	Eu	08.510.546D	SYNPOR SMALL FAN DEMO		P40	***	**
2695	Eu	DEM-NDC	MODEL W/SCREW, NORIAN DRILLABL		P40	***	**
1978	US	08.520.230S	POROUS/SMOOTH PE SHT W/TI MESH	1.5MM THICK-STERILE	P40	***	**
1981	US	08.510.110D	POROUS PE SHEET	50X50MM/0.45MM THICK-DEMO	P40	***	**
1982	US	08.510.120D	POROUS PE SHEET	50X50MM/0.8MM THICK-DEMO	P40	***	**
1983	US	08.510.130D	POROUS PE SHEET	50X50MM/1.5MM THICK-DEMO	P40	***	**
1984	US	08.510.140D	POROUS PE SHEET	50X50MM/3.0MM THICK-DEMO	P40	***	**
1990	US	08.520.230D	POROUS/SMOOTH PE SHT W/TI MESH	1.5MM THICK-DEMO	P40	***	**
2152	US	08.510.542D	SYNPOR ORBITAL FLOOR DEMO		P40	***	**
2153	US	08.510.546D	SYNPOR SMALL FAN DEMO		P40	***	**
2429	US	08.510.640S	POROUS SMOOTH ORBITAL FLOOR	PLATE 24MM, 0.8MM THICK-STER	P40	***	**
2521	US	08.510.642D	POROUS/SMOOTH ORBITAL FLOOR	PLATE 35MM, 0.8MM THICK DEMO	p40	***	**
Norian SRS/CRS R40 Total
1014	Eu	DEM-FSP-100	CRS© FAST SET(TM) PUTTY	10CC DEMONSTRATION KIT	R40	***	**
1013	US	DEM-FSP-010	CRS© FAST SET(TM) PUTTY	DEMONSTRATION KIT	R40	***	**
Norian SRS/CRS R41 Total
1077	Eu	FSP-03-01	FAST SET(TM) PUTTY 3CC KIT		R41	***
1079	Eu	FSP-05-01	FAST SET(TM) PUTTY 5CC KIT		R41	***
1081	Eu	FSP-10-01	FAST SET(TM) PUTTY 10CC KIT		R41	***
1083	Eu	FSP-15-01	FAST SET(TM) PUTTY 15CC KIT		R41	***
1880	US	DEM-FSP-011	DEMO KIT — SRS© FAST SET PUTTY	10CC NON-STERILE	R41	***
2691	US	613.03.01S	FAST SET PUTTY, 3CC,	US DISTRIBUTION	R41	***
2692	US	613.05.01S	FAST SET PUTTY, 5CC,	US DISTRIBUTION	R41	***
2693	US	613.10.01S	FAST SET PUTTY, 10CC,	US DISTRIBUTION	R41	***
2694	US	613.15.01S	FAST SET PUTTY, 15CC,	US DISTRIBUTION	R41	***
1001	US	CRS-003-RMS	CRS© ROTARY MIXER CEMENT 3CC	STERILE	R41	***
1003	US	CRS-005-RMS	CRS© ROTARY MIXER CEMENT 5CC	STERILE	R41	***
1005	US	CRS-010-RMS	CRS© ROTARY MIXER CEMENT 10CC	STERILE	R41	***
1121	US	SRS-003-RMS	NORIAN© SRS© BONE VOID FILLER	ROTARY MIX 3CC-STERILE	R41	***
1124	US	SRS-005-RMS	NORIAN© SRS© BONE VOID FILLER	ROTARY MIX 5CC-STERILE	R41	***
1127	US	SRS-010-RMS	NORIAN© SRS© BONE VOID FILLER	ROTARY MIX 10CC-STERILE	R41	***
1820	Eu	DEM-RMS-010	ROTARY MIXER POUCH AND SYRINGE	10CC DEMONSTRATION KIT	R41	***
1830	Eu	SRS-0300-RMS	SRS 3CC, ROTARY MIXING SYSTEM	NON-US	R41	***
1831	Eu	SRS-0500-RMS	SRS 5CC, ROTARY MIXING SYSTEM	NON-US	R41	***
1832	Eu	SRS-1000-RMS	SRS 10CC, ROTARY MIXING SYSTEM	NON-US	R41	***

Exhibit 2.6.1

Transfer Prices

UPDATED: 6/16/11

	country	Item	Desription 1	Description 2	Family	Transfer Price
1866	US	SRS-003-FSP	SRS© FAST SET (TM) PUTTY — 3CC	STERILE	R41	***
1867	US	SRS-005-FSP	SRS© FAST SET (TM) PUTTY — 5CC	STERILE	R41	***
1868	US	SRS-010-FSP	SRS© FAST SET (TM) PUTTY — 10CC	STERILE	R41	***
1869	US	SRS-0150-FSP	SRS© FAST SET (TM) PUTTY — 15CC	STERILE	R41	***
2031	Eu	DEM-FRS-010	DEMO KIT/NORIAN REINFORCED	FOR ROTARY MIXER	R41	***
2652	Eu	SRS-0500-FRP	FAST SET PUTTY, DRILLABLE, 5CC	FRN82	R41	***	**
2653	Eu	SRS-1000-FRP	FAST SET PUTTY, DRILLABLE,10CC	FRN82	R41	***	**
2654	Eu	SRS-0300-FRP	FAST SET PUTTY, DRILLABLE, 3CC	FRN82	R41	***	**
Norian Drillable/ Reinforced		r42 Total
2645	Eu	SRS-0300-FRI	ROTARY KIT, DRILLABLE, 3CC	FRN82	r42	***
2646	Eu	SRS-0500-FRI	ROTARY KIT, DRILLABLE, 5CC	FRN82	r42	***
2647	Eu	SRS-1000-FRI	ROTARY KIT, DRILLABLE, 10CC	FRN82	r42	***
2655	Eu	CRS-0300-FRP	FAST SET PUTTY, FRN82, 3CC		r42	***
2656	Eu	CRS-0500-FRP	FAST SET PUTTY, FRN82, 5CC		r42	***
2657	Eu	CRS-1000-FRP	FAST SET PUTTY, FRN82, 10CC		r42	***
2659	Eu	DEM-RPS-010	DEMO KIT/FAST SET PUTTY, FRN82		r42	***
ChronOs Strips $40 Total
2603	Eu	07.801.100D	CHRONOS STRIP 50MM X 25MM X	3MM TRAINING AID EUROPE	S40	***	**
2604	Eu	07.801.101D	CHRONOS STRIP 100MM X 25MM X	3MM, TRAINING AID, EUROPE	S40	***	**
2605	Eu	07.801.110D	CHRONOS STRIP, 50MM X 25MM	X 6MM, TRAINING AID, EUROPE	S40	***	**
ChronOs Strips $41 Total
2023	US	07.801.110.99S	CHRONOS(TM) BETA-TCP STRIP	50MM X 25MM X 6MM-STERILE	S41	***
2024	US	07.801.101.99S	CHRONOS(TM) BETA-TCP STRIP	100MM X 25MM X 3MM-STERILE	S41	***
2025	US	07.801.111.99S	CHRONOS(TM) BETA-TCP STRIP	100MM X 25MM X 6MM-STERILE	S41	***
2026	US	07.801.100.99S	CHRONOS(TM) BETA-TCP STRIP	50MM X 25MM X 3MM-STERILE	S41	***
2418	US	07.801.100ED	CHRONOS B-TCP STRIP 50MM X 25M	M X 3MM — TRAINING AID	S41	***
2420	US	07.801.110ED	CHRONOS B-TCP STRIP 50 MM X 25	MM X 6 MM — TRAINING AID	S41	***
2584	Eu	07.801.100S	CHRONOS STRIP 50MM X 25MM X	3MM, B-TCP, STERILE-EUROPE	S41	***
2585	Eu	07.801.101S	CHRONOS STRIP, 100MM X 25MM X	3MM, B-TCP, STERILE-EUROPE	S41	***
2586	Eu	07.801.110S	CHRONOS STRIP, 50MM X 25MM X	6MM, B-TCP, STERILE-EUROPE	S41	***
2587	Eu	07.801.111S	CHRONOS STRIP, 100MM X 25MM X	6MM, B-TCP, STERILE-EUROPE	S41	***
2780	US	07.801.200.99S	CHRONOS BETA-TCP STRIP MX-2PK-	47MM X 18MM X 3MM-STERILE	S41	***
2782	US	07.801.200ED	CHRONOS STRIP MX DEM0 2PK	47MM X 18MM X 3MM TRAINING AID	S41	***
2802	Eu	07.801.200.02S	CHRONOS STRIP,MX,2-PACK FOR EU	(PRECAST IN EU)	S41	***
Scout
		Small Scout Implant				TBD(1)
		Large Scout Implant				TBD(1)

(1)	Scout pricing to be determined post closing.

**	Items Added to Exhibit 2.6.1 Transfer Prices since contract was signed 5/24/11

Exhibit 2.6.1(a)-2

Transfer Prices for Additional Products